As filed with the Securities and Exchange Commission on July 11, 2025

Securities Act Registration No. [•]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No. ___
☐	Post-Effective Amendment No. ___

Palmer Square Funds Trust (Exact Name of Registrant as Specified in Charter)
1900 Shawnee Mission Parkway, Suite 315 Mission Woods, KS 66205 (Address of Principal Executive Offices) (Zip Code)
816-994-3200 (Registrant’s Telephone Number, including Area Code)
Scott Betz 1900 Shawnee Mission Parkway, Suite 315 Mission Woods, KS 66205 (Name and Address of Agent for Service)
With copies to: Joseph Mannon Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street, 26th Floor Chicago, Illinois 60601

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($0.001 par value per share) of

Palmer Square Income Plus Fund, a Series of the Registrant
and
Palmer Square Ultra-Short Duration Investment Grade Fund, a Series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

important: your vote is required

Palmer Square Income Plus FUND
AND
Palmer Square Ultra-Short Duration INVESTMENT GRADE Fund

[•], 2025

Dear Shareholder:

Please take note that a joint special meeting of shareholders of Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of Investment Managers Series Trust (the “IMST Trust”), will be held at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, on September 25, 2025, at 10:00 a.m., Central time (the “Meeting”).

The purpose of the Meeting is to ask shareholders of the Target Funds to approve a reorganization of the Target Funds from one trust to another trust. The Target Funds currently are organized as series of the IMST Trust, a multiple series trust comprised of the Target Funds and other funds managed by unaffiliated investment advisers. If the reorganizations (as described below) are completed, the Target Funds would become series of Palmer Square Funds Trust (the “Acquiring Trust”), a recently organized stand-alone trust comprised solely of funds managed by Palmer Square Capital Management LLC, the investment adviser to the Target Funds (“Palmer Square Capital”). The Meeting is being called for the following purposes:

1.	(Palmer Square Income Plus Fund) To approve the reorganization pursuant to the Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of Palmer Square Income Plus Fund (the “Target Income Plus Fund”), a series of the IMST Trust, by Palmer Square Income Plus Fund (the “Acquiring Income Plus Fund”), a newly organized series of the Acquiring Trust, in exchange for (i) newly issued full and fractional shares of the Acquiring Income Plus Fund with an aggregate net asset value per class equal to the aggregate net asset value of the corresponding class of shares of the Target Income Plus Fund, and (ii) the assumption by the Acquiring Income Plus Fund of all liabilities of the Target Income Plus Fund, followed by (b) the distribution by the Target Income Plus Fund to its shareholders of record of the shares of the Acquiring Income Plus Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Income Plus Fund, and the subsequent liquidation, termination, and dissolution of the Target Income Plus Fund; and

2.	(Palmer Square Ultra-Short Duration Investment Grade Fund) To approve the reorganization pursuant to the Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of Palmer Square Ultra-Short Duration Investment Grade Fund (the “Target Ultra-Short Fund”), a series of the IMST Trust, by Palmer Square Ultra-Short Duration Investment Grade Fund (the “Acquiring Ultra-Short Fund”), a newly organized series of the Acquiring Trust, in exchange for (i) newly issued full and fractional shares of the Acquiring Ultra-Short Fund with an aggregate net asset value equal to the aggregate net asset value of the corresponding shares of the Target Ultra-Short Fund, and (ii) the assumption by the Acquiring Ultra-Short Fund of all liabilities of the Target Ultra-Short Fund, followed by (b) the distribution by the Target Ultra-Short Fund to its shareholders of record of the shares of the Acquiring Ultra-Short Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Target Ultra-Short Fund, and the subsequent liquidation, termination, and dissolution of the Target Ultra-Short Fund; and

3.	To transact such other business as may properly come before the Meeting, including any adjournments or postponements thereof.

If you are a shareholder of record of a Target Fund as of the close of business on July 30, 2025, you will have the opportunity to vote on the reorganization proposal affecting your Target Fund. If shareholders of a Target Fund approve the reorganization of their respective Target Fund and other closing conditions are satisfied or waived, the Target Fund will be reorganized into a newly organized series of the Acquiring Trust, an investment company with its principal offices at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205. The Acquiring Trust is comprised solely of funds managed by Palmer Square Capital.

Palmer Square Capital currently serves as the investment adviser to each Target Fund and, following the proposed reorganizations, will serve as the investment adviser to each Acquiring Fund. In addition, each Target Fund’s current portfolio management team will continue to manage the corresponding Acquiring Fund following the proposed reorganizations. Each Acquiring Fund’s name, investment objective, strategies and investment policies will be identical to those of its corresponding Target Fund, except that the Acquiring Fund will not utilize ESG criteria as a principal investment strategy. The removal of ESG criteria is not expected to have a material impact on Fund performance.

The reorganizations are not expected to result in any increase in shareholder fees or expenses taking into account fee waivers and reimbursements. There is no assurance that the fee waivers will continue at the initial levels for more than two (2) years. In addition, the reorganizations generally are not expected to result in the recognition of gain or loss by the Target Funds or their shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the reorganizations. If the shareholders of a Target Fund do not approve the reorganization, then the reorganization for that Fund will not be implemented and the Board of Trustees of the IMST Trust will consider additional actions. Further, the closing of each reorganization is contingent on the closing of the other Target Fund’s reorganization, although this contingency may be waived at the option of the Acquiring Trust and Palmer Square Capital.

The Board of Trustees of the IMST Trust has unanimously determined the reorganization of each Target Fund is in the best interests of the applicable Target Fund and recommends that shareholders of each Target Fund vote “FOR” the applicable reorganization. Enclosed in this booklet are (i) a Notice of Joint Special Meeting of Shareholders; and (ii) a Joint Proxy Statement and Prospectus providing detailed information on the Acquiring Funds and the reorganizations, including the reasons for proposing the reorganizations.

The enclosed materials explain the proposals to be voted on at the Meeting in more detail, and I encourage you to review them carefully. No matter how large or small your holdings, your vote is extremely important. You may vote in person at the Meeting, or you may authorize a proxy to vote your shares using one of the methods below or by following the instructions on your proxy card:

•	By touch-tone telephone, simply dial the toll-free number located on the enclosed proxy card. Please be sure to have your proxy card available at the time of the call;

•	By internet, please log on to the voting website detailed on the enclosed proxy card. Again, please have your proxy card handy at the time you access the website; or

•	By returning the enclosed proxy card in the postage-paid envelope.

If you have any questions about the Meeting agenda or voting, please call our proxy agent, Broadridge Financial Solutions, Inc. at 844-202-7129. Please note, at a reasonable time after the mailing has been completed and our records indicate that you have not voted at that time, you may be contacted by our proxy agent to confirm receipt of the proxy material and review your voting options.

On behalf of the Target Funds and your fellow shareholders, I thank you for your prompt vote on these important matters.

Sincerely, Maureen Quill President and Principal Executive Officer, Investment Managers Series Trust

IMPORTANT INFORMATION FOR
sHAREHOLDERS OF
PALMER SQUARE INCOME PLUS FUND
AND
PALMER SQUARE ULTRA-SHORT DURATION Investment Grade FUND
each, a series of
INVEStMENT MANAGERS SERIES TRUST

Although we recommend that you read the enclosed Joint Proxy Statement and Prospectus (“Joint Proxy Statement/Prospectus”) in its entirety, for your convenience, we have provided a brief overview of the proposals to be voted on at the joint special meeting of shareholders (the “Meeting”) of Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund (each, a “Target Fund,” and together, the “Target Funds”).

Q.	When will the Meeting be held and who is eligible to vote?

A.	The Meeting will be held on September 25, 2025, at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, at 10:00 a.m., Central time. The record date for the Meeting is the close of business on July 30, 2025 (the “Record Date”). Only shareholders who own shares of Palmer Square Income Plus Fund and/or Palmer Square Ultra-Short Duration Investment Grade Fund, each a series of Investment Managers Series Trust (the “IMST Trust”), on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one vote per share, with fractional shares voting proportionately.

Q.	What are the proposals to be voted on at the Meeting?

A.	As a shareholder of one or more of the Target Funds, you are being asked to vote on the reorganization of your Target Fund (each, a “Reorganization,” and together, the “Reorganizations”) into a corresponding series (each, an “Acquiring Fund,” and together, the “Acquiring Funds”) of Palmer Square Funds Trust (the “Acquiring Trust”). As proposed, each Target Fund would reorganize into the corresponding Acquiring Fund as set forth in the table below:

Target Fund		Acquiring Fund

Palmer Square Income Plus Fund	=	Palmer Square Income Plus Fund

Palmer Square Ultra-Short Duration		Palmer Square Ultra-Short Duration
Investment Grade Fund	=	Investment Grade Fund

Each Target Fund is requesting shareholder approval of an Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Target Fund, a series of the IMST Trust, by the corresponding Acquiring Fund, a newly organized series of the Acquiring Trust, in exchange for (i) newly issued full and fractional shares of the Acquiring Fund with an aggregate net asset value per class equal to the aggregate net asset value of the corresponding class of shares of the Target Fund, and (ii) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by (b) the distribution by the Target Fund to its shareholders of record of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Fund, and the subsequent liquidation, termination and dissolution of the Target Fund.

If the Agreement is approved and implemented, shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund. Both the IMST Trust and the Acquiring Trust are Delaware statutory trusts. Each Acquiring Fund’s name, investment objective and principal investment strategies are identical to those of the corresponding Target Fund, except that the Acquiring Fund will not utilize ESG criteria as a principal investment strategy. The removal of ESG criteria is not expected to have a material impact on Fund performance. Palmer Square Capital Management LLC (“Palmer Square Capital”) currently serves as the investment adviser to each Target Fund and, following the proposed Reorganizations, will continue to serve as the investment adviser to each Acquiring Fund. In addition, each Target Fund’s current portfolio management team will manage the corresponding Acquiring Fund following the proposed Reorganizations. If the Agreement is approved and other conditions are satisfied or waived, each Reorganization is expected to take effect in the fourth quarter of 2025, although the date may be adjusted in accordance with the applicable Agreement and Plan of Reorganization.

Q.	Why are the Reorganizations being proposed?

A.	Palmer Square Capital recommended to the Board of Trustees of the IMST Trust (the “IMST Trust Board”) that each Target Fund be reorganized into the corresponding Acquiring Fund. Palmer Square Capital recommended that the IMST Trust Board approve the Reorganizations because it believes that the Reorganizations offer several potential benefits to the Target Funds, as follows:

•	The Target Funds are expected to benefit from synergies over time as a result of operating under a single platform with the same board of trustees, officers and service providers as other funds sponsored by Palmer Square Capital and its affiliates (“Palmer Square Funds”).

•	The Target Funds are expected to benefit from oversight by a board of trustees and officers responsible solely for overseeing Palmer Square Funds.

•	The name, investment objective and principal investment strategies of each Acquiring Fund are identical to those of the corresponding Target Fund, except that the Acquiring Fund will not utilize ESG criteria as a principal strategy. The removal of ESG criteria is not expected to have a material impact on performance.

•	Each Acquiring Fund will be managed by the same portfolio management team and in accordance with the same principal investment strategies and techniques utilized in managing the corresponding Target Fund immediately prior to the applicable Reorganization (except with respect to the removal of ESG criteria).

•	Palmer Square Capital has agreed to limit the total operating expense ratio of each Acquiring Fund at the lower of 1) the same levels as the total expense limitations of the corresponding Target Fund currently in effect, or 2) the annual total operating expense ratio (as defined in the expense limitation agreement) of the corresponding Target Fund for the twelve (12) months ending on the last completed calendar month prior to the closing of the Reorganization, in each case for a period of at least two years following the applicable Reorganization.

•	Based on information provided by the service providers, Palmer Square Capital believes that the total annual operating fees and expenses of the new service provider platform will be no higher than those currently in effect after taking into account the foregoing fee waivers and expense limitations. (The IMST Trust Board noted, however, that there is no assurance that the fee waivers will continue at the initial levels for more than two (2) years.)

•	Each Target Fund will receive an opinion of legal counsel that the applicable Reorganization is not a taxable event for the Target Fund or its shareholders.

See “Board Considerations of the Reorganizations” in the Joint Proxy Statement/Prospectus.

ii

Q.	Will the investment objectives and principal investment strategies of the Target Funds change in connection with the Reorganizations?

A.	Yes. The Acquiring Funds do not utilize ESG criteria as a principal investment strategy. Otherwise, the investment objectives and principal investment strategies of each Acquiring Fund will be identical to those of the corresponding Target Fund. The removal of ESG criteria is not expected to have a material impact on Fund performance.

Q.	Will there be any change in the investment adviser or portfolio management team of the Target Funds as a result of the Reorganizations?

A.	No. Palmer Square Capital currently serves as the investment adviser to each Target Fund and, following the proposed Reorganizations, will continue to serve as the investment adviser to each Acquiring Fund. In addition, each Target Fund’s current portfolio management team will continue to manage the corresponding Acquiring Fund following the proposed Reorganizations.

Q.	What operational changes will result from the Reorganizations?

A.	The Reorganizations will result in a change to the operational platform on which the Target Funds operate. Following the completion of the Reorganizations, you will own shares of the Acquiring Fund that corresponds to your Target Fund. The Acquiring Funds are series of the Acquiring Trust, which is a separate entity overseen by trustees and officers different from those who oversee the IMST Trust. The policies and procedures of the Acquiring Trust will apply following the Reorganizations; however, no material changes in valuation policies or shareholder servicing policies are expected following the Reorganizations. The service provider platform of the Acquiring Trust, which differs from the service provider platform of the IMST Trust, will take effect following the Reorganizations. Both the Acquiring Trust and the IMST Trust are Delaware statutory trusts. See the section entitled “Additional Information About the Target Funds and the Acquiring Funds—Delaware Statutory Trusts and the Trust’s Governing Documents” in the Joint Proxy Statement/Prospectus.

Q.	Has the IMST Trust Board approved the Reorganizations?

A.	Yes. The IMST Trust Board unanimously approved the Reorganizations and determined that the Reorganization for each Target Fund would be in the best interests of the Target Fund and recommends that shareholders of each Target Fund approve its Reorganization proposal. See “Board Considerations of the Reorganizations” in the Joint Proxy Statement/Prospectus.

Q.	Will shareholders of the Target Funds have to pay any direct fees or expenses in connection with the Reorganizations?

A.	No. The direct costs associated with the proposed Reorganizations, including the costs associated with the Meeting, and any transition costs, including costs related to conversion of the Funds’ service providers, will be borne by Palmer Square Capital, regardless of whether the Reorganizations are completed.

Q.	Will the portfolios of the Funds be repositioned in connection with the Reorganizations?

A.	It is not anticipated that the portfolios of the Target Funds will be repositioned in connection with the Reorganizations in light of the similarity of the investment objectives and principal investment policies of each Target Fund and the corresponding Acquiring Fund.

Q.	How will the Reorganizations impact ongoing Fund fees and expenses?

A.	Each Acquiring Fund will pay the same management fee rate currently paid by its corresponding Target Fund. In addition, Palmer Square Capital has agreed to limit the total operating expense ratio of each Acquiring Fund at the lower of 1) the same levels as the current total annual fund expense limitations of the corresponding Target Fund, or 2) the total annual fund operating expenses of the corresponding Target Fund for the twelve (12) months ending on the last completed calendar month prior to the closing of the Reorganization, in each case for a period of at least two years following the applicable Reorganization. See also “Synopsis of Proposal 1—Reorganization of Palmer Square Income Plus Fund—Comparison of Fees and Expenses” and “Synopsis of Proposal 2—Reorganization of the Palmer Square Ultra-Short Duration Investment Grade Fund—Comparison of Fees and Expenses” in the Joint Proxy Statement/Prospectus.

iii

Q.	Will I have to pay any sales charge, commission or other transactional fee in connection with the Reorganizations?

A.	No. The full value of each share of the Target Funds will be exchanged for shares of the corresponding class of shares of the corresponding Acquiring Fund without the imposition of any sales charge, redemption fee, commission or other transactional fee.

Q.	Will there be federal income tax consequences to Target Fund shareholders as a direct result of the Reorganizations?

A.	Each Reorganization has been structured to qualify as a reorganization for federal income tax purposes and is expected to so qualify. If a Reorganization qualifies for treatment as a reorganization for federal income tax purposes, shareholders will not recognize any taxable gain or loss as a direct result of the Reorganization. As a condition to the closing of each Reorganization, the applicable Target Fund will receive an opinion of counsel to the effect that that Target Fund’s Reorganization will qualify as a reorganization for federal income tax purposes. Opinions of counsel are not binding on the Internal Revenue Service or the courts. If a shareholder chooses to sell Target Fund shares prior to a Reorganization, such sale may generate taxable gain or loss. As a shareholder of a Target Fund, you should separately consider any state, local and other tax consequences in consultation with your tax advisor.

Q.	How does the IMST Trust Board recommend that I vote on each proposal?

A.	The IMST Trust Board, including all of the Trustees who are not “interested persons,” of the IMST Trust, as that term is defined under the Investment Company Act of 1940, as amended, unanimously recommends that you vote “FOR” the proposal for your Target Fund(s).

Q.	If approved, when will the Reorganizations happen?

A.	If shareholders of each Target Fund approve the applicable Reorganization proposal and other closing conditions are satisfied or waived, the Reorganizations are expected to close in the fourth quarter of 2025.

Q.	How do I vote my shares?

A.	Voting is quick and easy. If you hold your shares directly as a shareholder of record, you may authorize your proxy to vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the enclosed proxy card), or by simply completing and signing the enclosed proxy card and mailing it in the postage-paid envelope included in this package. You may also vote by attending and voting at the Meeting. However, even if you plan to attend the Meeting, we urge you to authorize your proxy to vote your shares in advance of the Meeting. That will ensure your vote is counted should your plans change.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for voting in advance of the Meeting, including any request that your nominee provide you with a legal proxy. If you hold your shares in “street name,” you are strongly encouraged to authorize a proxy to vote your shares in advance of the Meeting, as you will not be able to vote during the Meeting itself unless you request and provide to each applicable company a legal proxy from your nominee.

If you hold your shares directly and intend to vote during the Meeting, please let us know by calling 816-994-3200. Regardless of whether you plan to vote during the Meeting, you may be required to provide valid identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in each applicable Target Fund, such as your voting instruction form (or a copy thereof) or a letter from your broker, bank or other nominee, or other nominee statement indicating ownership as of the close of business on July 30, 2025.

iv

Q.	What will happen if the required shareholder approval is not obtained?

A.	If a Reorganization is not consummated, the IMST Trust Board may take such actions as it deems in the best interests of the applicable Target Fund, including conducting additional solicitations with respect to the Reorganization or continuing to operate the Target Fund as a series of the IMST Trust. Further, the closing of each Reorganization is contingent on the closing of the other Target Fund’s Reorganization, though this contingency may be waived at the option of the Acquiring Trust and Palmer Square Capital.

Q.	How does holding my shares through a broker, instead of holding them directly in my own name, impact the way my shares may be voted at the Meeting under New York Stock Exchange (“NYSE”) rules?

A.	If your shares are owned directly in your name with your Target Fund’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered shareholder. Brokers or other custodians holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares at the Meeting. The Target Funds understand that, under the rules of the NYSE, if you do not give specific voting instructions to your broker, your broker will not have discretion to vote your shares on your Target Fund’s Reorganization proposal, which is considered a “non-routine” matter.

Q.	How will my shares be voted if I return the accompanying proxy card?

A.	The shares represented by the accompanying form of proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by a Target Fund prior to or at the Meeting. Where a choice has been specified on the accompanying proxy card with respect to a proposal, the shares represented by such proxy card will be voted in accordance with the choice specified. If you return the accompanying proxy card that has been validly executed without indicating how your shares should be voted on a proposal and you do not revoke your proxy, your proxy will be voted FOR the proposal and FOR, ABSTAIN, OR AGAINST any other matters acted upon at the Meeting in the discretion of the persons named as proxies and as permitted by federal proxy rules and by NYSE rules. Please refer to the section captioned “Voting Securities and Voting Information—Revocation of Proxies” in the Joint Proxy Statement/Prospectus for information on revoking your proxy.

Q.	Whom do I contact for further information?

A.	You may contact Client Relations toll-free at 816-994-3200 for further information.

Q.	Will anyone contact me?

A.	You may receive a call from Broadridge Financial Solutions, Inc., the proxy solicitor hired by your Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposal for your Target Fund and to encourage you to authorize your proxy. We recognize the inconvenience of the proxy solicitation process and would not impose it on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Target Fund’s governance by authorizing a proxy to vote your shares as soon as possible. If enough shareholders fail to cast their votes, your Target Fund may not be able to hold its Meeting or the vote on its Reorganization.

v

PALMER SQUARE INCOME PLUS FUND
AND
PALMER SQUARE ULTRA-SHORT DURATION Investment Grade FUND

each, a series of
INVESTMENT MANAGERS SERIES TRUST

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD [•], 2025

Dear Shareholders:

The Board of Trustees of Investment Managers Series Trust (the “IMST Trust”), an open-end management investment company organized as a Delaware statutory trust, will hold a joint special meeting of the shareholders of Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund (each, a “Target Fund” and together, the “Target Funds”), to be held at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205 on September 25, 2025 at 10:00 a.m., Central time (the “Meeting”) for the following purposes:

1.	(Palmer Square Income Plus Fund) To approve the reorganization pursuant to the Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of Palmer Square Income Plus Fund (the “Target Income Plus Fund”), a series of the IMST Trust, by Palmer Square Income Plus Fund (the “Acquiring Income Plus Fund”), a newly organized series of Palmer Square Funds Trust, in exchange for (i) newly issued full and fractional shares of the Acquiring Income Plus Fund with an aggregate net asset value per class equal to the aggregate net asset value of the corresponding class of shares of the Target Income Plus Fund, and (ii) the assumption by the Acquiring Income Plus Fund of all of the liabilities of the Target Income Plus Fund, followed by (b) the distribution by the Target Income Plus Fund to its shareholders of record of the shares of the Acquiring Income Plus Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Income Plus Fund, and the subsequent liquidation, termination, and dissolution of the Target Income Plus Fund; and

2.	(Palmer Square Ultra-Short Duration Investment Grade Fund) To approve the reorganization pursuant to the Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of Palmer Square Ultra-Short Duration Investment Grade Fund (the “Target Ultra-Short Fund”), a series of the IMST Trust, by Palmer Square Ultra-Short Duration Investment Grade Fund (the “Acquiring Ultra-Short Fund”), a newly organized series of Palmer Square Funds Trust, in exchange for (i) newly issued full and fractional shares of the Acquiring Ultra-Short Fund with an aggregate net asset value equal to the aggregate net asset value of the corresponding shares of the Target Ultra-Short Fund, and (ii) the assumption by the Acquiring Ultra-Short Fund of all of the liabilities of the Target Ultra-Short Fund, followed by (b) the distribution by the Target Ultra-Short Fund to its shareholders of record of the shares of the Acquiring Ultra-Short Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Target Ultra-Short Fund, and the subsequent liquidation, termination, and dissolution of the Target Ultra-Short Fund; and

3.	To transact such other business as may properly come before the Meeting, including any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned shares of a Target Fund at the close of business on July 30, 2025.

Whether or not you plan to attend the Meeting in person, please vote your shares. For your shares to be represented at the Meeting, please vote your proxy as soon as possible either by mail, telephone, or via the internet as indicated on the enclosed proxy card. If voting by mail, you are requested to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the continental United States; and

•	allow sufficient time for the proxy card to be received by 10:00 a.m. Central time, on September 25, 2025. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

In addition to voting by mail, you may also vote either by telephone or via the internet, as follows:

To vote by telephone:	To vote by internet:
(1) Read the Joint Proxy Statement/Prospectus and have your proxy card on hand	(1) Read the Joint Proxy Statement/Prospectus and have your proxy card on hand
(2) Call the toll-free number that appears on your proxy card	(2) Go to the website that appears on your proxy card
(3) Enter the control number set forth on the proxy card and follow the simple instructions	(3) Enter the control number set forth on the proxy card and follow the simple instructions

We encourage you to vote by telephone or via the internet using the control number that appears on your enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Joint Proxy Statement/Prospectus carefully before you vote.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees, Diane Drake Secretary, Investment Managers Series Trust

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED July 11, 2025

For the Reorganizations of

PALMER SQUARE INCOME PLUS FUND
Class I

Class T

and

PALMER SQUARE ULTRA-SHORT DURATION INVESTMENT GRADE FUND

each a series of Investment Managers Series Trust
235 W. Galena Street
Milwaukee, Wisconsin 53212
(414) 516-1712

with

PALMER SQUARE INCOME PLUS FUND
Class I

Class T

and

PALMER SQUARE ULTRA-SHORT DURATION INVESTMENT GRADE FUND,

each a series of Palmer Square Funds Trust
1900 Shawnee Mission Parkway, Suite 315
Mission Woods, Kansas 66205
(816) 994-3200

JOINT PROXY STATEMENT AND PROSPECTUS

[•], 2025

This Joint Proxy Statement and Prospectus (“Joint Proxy Statement/Prospectus”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “IMST Trust Board”) of Investment Managers Series Trust (the “IMST Trust”), a Delaware statutory trust registered as an open-end management investment company, on behalf of Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund, each a series of the IMST Trust (each, a “Target Fund,” and together, the “Target Funds”), to be voted at a Joint Special Meeting of Shareholders to be held on September 25, 2025, at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, at 10:00 a.m. Central time (the “Meeting”), for the purposes set forth below and described in greater detail in this Joint Proxy Statement/Prospectus.

The Meeting is being called for the following purposes:

1.	(Palmer Square Income Plus Fund) To approve the reorganization pursuant to the Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of Palmer Square Income Plus Fund (the “Target Income Plus Fund”), a series of the IMST Trust, by Palmer Square Income Plus Fund (the “Acquiring Income Plus Fund”), a newly organized series of Palmer Square Funds Trust (the “Acquiring Trust”), in exchange for (i) newly issued full and fractional shares of the Acquiring Income Plus Fund with an aggregate net asset value per class equal to the aggregate net asset value of the corresponding class of shares of the Target Income Plus Fund, and (ii) the assumption by the Acquiring Income Plus Fund of all liabilities of the Target Income Plus Fund, followed by (b) the distribution by the Target Income Plus Fund to its shareholders of record of the shares of the Acquiring Income Plus Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Income Plus Fund, and the subsequent liquidation, termination and dissolution of the Target Income Plus Fund; and

2.	(Palmer Square Ultra-Short Duration Investment Grade Fund) To approve the reorganization pursuant to the Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of Palmer Square Ultra-Short Duration Investment Grade Fund (the “Target Ultra-Short Fund”), a series of the IMST Trust, by Palmer Square Ultra-Short Duration Investment Grade Fund (the “Acquiring Ultra-Short Fund”), a newly organized series of the Acquiring Trust, in exchange for (i) newly issued full and fractional shares of the Acquiring Ultra-Short Fund with an aggregate net asset value equal to the aggregate net asset value of the corresponding shares of the Target Ultra-Short Fund, and (ii) the assumption by the Acquiring Ultra-Short Fund of all liabilities of the Target Ultra-Short Fund, followed by (b) the distribution by the Target Ultra-Short Fund to its shareholders of record of the shares of the Acquiring Ultra-Short Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Target Ultra-Short Fund, and the subsequent liquidation, termination and dissolution of the Target Ultra-Short Fund; and

3.	To transact such other business as may properly come before the Meeting, including any adjournments or postponements thereof.

Each of the IMST Trust and Acquiring Trust is a Delaware statutory trust registered as an open-end management investment company.

If shareholders approve a reorganization, as described above (each, a “Reorganization” and together, the “Reorganizations”), and other closing conditions are satisfied or waived, the proposed Reorganization would result in shareholders of the Target Income Plus Fund and/or Target Ultra-Short Fund, as applicable (together, the “Target Funds” and each, a “Target Fund”), receiving a number of newly issued full and fractional shares of the corresponding Acquiring Income Plus Fund and/or Acquiring Ultra-Short Fund (together, the “Acquiring Funds” and each, an “Acquiring Fund”) representing an aggregate net asset value equal to the aggregate net asset value of the corresponding Target Fund shares, including fractional shares, held immediately prior to the closing of the Reorganization.

The Target Funds’ names, investment objectives and principal investment strategies will be identical to those of the corresponding Acquiring Fund, except that the Acquiring will not utilize ESG screening as a principal strategy. The removal of ESG criteria is not expected to have a material impact on Fund performance. Palmer Square Capital Management LLC (“Palmer Square Capital” or the “Advisor”) currently serves as the investment adviser to each Target Fund and, following the proposed Reorganizations, Palmer Square Capital will serve as the investment adviser to each Acquiring Fund. In addition, each Target Fund’s current portfolio management team will continue to manage the corresponding Acquiring Fund following the proposed Reorganizations. The service provider platform of the Acquiring Trust, which differs from the service provider platform of the IMST Trust, will take effect following the Reorganizations. In addition, the Acquiring Funds will be overseen by trustees and officers different from those who currently oversee the Target Funds. Information about the Acquiring Funds’ trustees (the “Trustees”) and officers is set forth in the Statement of Additional Information under the caption “MANAGEMENT OF THE FUNDS.”

If shareholders of a Target Fund do not approve the Reorganization or other Closing condition are not satisfied or waived, the IMST Trust Board may take such actions as it deems in the best interests of the Target Fund, including conducting additional solicitations with respect to the applicable Reorganization proposal or continuing to operate the Target Fund as a series of the IMST Trust. Further, the closing of each Reorganization is contingent on the closing of the other Target Fund’s Reorganization, though this contingency may be waived at the option of the Acquiring Trust and Palmer Square Capital.

On June 4, 2025, the IMST Trust Board unanimously determined that the Reorganization of each Target Fund is in the best interests of the Target Fund, and the IMST Trust Board recommends that you vote FOR the Proposal for your Target Fund.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on a proposal or investing in an Acquiring Fund. Please read it carefully and keep it for future reference.

The enclosed proxy cards and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Target Funds on or about [•], 2025. Target Fund shareholders of record as of the close of business on July 30, 2025 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any adjournments or postponements.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The below documents have been filed with the SEC and contain additional information about the Target Funds and are incorporated by reference into (and legally considered to be a part of) this Joint Proxy Statement/Prospectus:

(i)	the Statement of Additional Information (“SAI”) to this Joint Proxy Statement/Prospectus dated [•], 2025; and

(ii)	the Target Funds’ Prospectus dated October 31, 2024 (SEC File No. 811-21719) (Accession No. 0001213900-24-091207).

The foregoing documents can be obtained on a website maintained by Palmer Square Capital at www.palmersquarefunds.com, or each Target Fund will furnish, without charge, a copy of any such document to any shareholder upon request. Any such request should be directed to Palmer Square Capital by calling 816-994-3200 or by writing to the respective Target Fund at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

The Target Funds are, and the Acquiring Funds will be, subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. These reports, Joint Proxy Statement/Prospectus, registration statements and other information can be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov. Reports, proxy materials and other information concerning the Target Funds may be inspected at the offices of the NYSE, 11 Wall St., New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus for each Acquiring Fund in connection with the issuance of shares of each Acquiring Fund in the applicable Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Table of Contents
(continued)

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PROPOSALS 1-2: SUMMARY OF THE REORGANIZATIONS

Palmer Square Capital, the investment adviser to the Target Funds, recommended the Reorganizations to the IMST Trust Board. The purpose of the Meeting is to ask shareholders of the Target Funds to approve a reorganization of the Target Funds from one trust to another trust. The Target Funds currently are organized as a series of the IMST Trust, a multiple series trust comprised of the Target Funds and other funds managed by unaffiliated investment advisers. If the Reorganizations are completed, the Target Funds would become series of a stand-alone trust comprised only of the Target Funds and other funds sponsored by Palmer Square Capital and its affiliates (“Palmer Square Funds”). Palmer Square Capital recommended that the IMST Trust Board approve the Reorganizations because it believes that the Reorganizations offer several potential benefits to the Target Funds.

The IMST Trust Board has approved the Reorganizations, as has the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”). If approved by shareholders of the Target Funds and other closing conditions are satisfied or waived, the Reorganizations are expected to close in the fourth quarter of 2025.

This Joint Proxy Statement/Prospectus is being used by each Target Fund to solicit proxies to vote at the Meeting. Shareholders of each Target Fund are being asked to consider a proposal to approve the applicable Reorganization pursuant to the Agreement and Plan of Reorganization (the “Agreement”) relating to their Target Fund.

The following is a summary of the Reorganization proposals. More complete information appears later in this Joint Proxy Statement/Prospectus. You should carefully read the entire Joint Proxy Statement/Prospectus because it contains details that are not included in this summary.

How Each Reorganization Will Work. The following provides an overview of how each Reorganization will work:

•	Pursuant to the Agreement, the applicable Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for (i) newly issued full and fractional shares of the Acquiring Fund with an aggregate net asset value per class equal to the aggregate net asset value of the corresponding class of shares of the Acquiring Fund and the Target Fund, and (ii) the Acquiring Fund’s assumption of all of the liabilities and obligations of the Target Fund on the Closing Date (as defined below). Immediately thereafter, the Target Fund will distribute to its shareholders of record the Acquiring Fund shares received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Fund.

•	The Acquiring Fund will issue and deliver to the corresponding Target Fund, in exchange for the assets attributable to the Target Fund, shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the corresponding class or classes of shares (as applicable) of the Target Fund, in each case determined as set forth in the Agreement.

•	Under the Agreement, at the closing, the NAV of your Target Fund shares will be determined at the close of regular trading on the NYSE on the Closing Date pursuant to the IMST Trust’s valuation procedures; provided, however, that such computation is consistent with the valuation policies and procedures of the Acquiring Trust and, in the event of any material inconsistency, the parties shall confer and mutually agree on the valuation.

•	The Target Fund and Acquiring Fund will not bear any of the direct costs of the Reorganization. Such costs, including the costs associated with the Meeting and any transition costs, such as costs related to conversion of the Funds’ service providers, will be borne by Palmer Square Capital or an affiliate.

•	The Reorganization is expected to qualify as a reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders who exchange their Target Fund shares for shares of the corresponding Acquiring Fund in the Reorganization will not recognize gain or loss as a direct result of the Reorganization and the Acquiring Fund will not recognize gain or loss as a direct result of the Reorganization.

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•	After the Reorganization is completed, Target Fund shareholders will be shareholders of the Acquiring Fund, and the Target Fund will be liquidated, terminated and dissolved.

•	The Acquiring Fund will continue the performance and accounting history of the Target Fund following the Reorganization.

U.S. Federal Income Tax Consequences of the Reorganizations. Each Reorganization is expected to qualify as a reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund involved in such Reorganization receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will qualify as a reorganization for U.S. federal income tax purposes. Accordingly, subject to the limited exceptions described under the section caption “Federal Income Tax Consequences of the Reorganizations” in this Joint Proxy Statement/Prospectus, no gain or loss is expected to be recognized by any Target Fund or its shareholders as a direct result of its Reorganization. At any time prior to a Reorganization of a Target Fund, a shareholder may redeem shares of the Target Fund. Any such redemption would likely result in the recognition of gain or loss by such shareholder for U.S. federal income tax purposes. If a shareholder holds Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares generally will not be currently taxable to such shareholder if those amounts remain in the non-taxable account.

A Target Fund shareholder’s aggregate tax basis in the Acquiring Fund shares received in the applicable Reorganization is expected to carry over from such shareholder’s Target Fund shares in such Reorganization, and a Target Fund shareholder’s holding period in the Acquiring Fund shares is expected to include such shareholder’s holding period in the Target Fund shares in such Reorganization.

EXPENSES OF THE REORGANIZATIONS

Palmer Square Capital or an affiliate will bear the direct costs of the Reorganizations. The direct costs related to the Reorganizations include, but are not limited to, legal fees, auditor fees, proxy printing and mailing costs, proxy solicitation costs, expenses related to holding shareholder meetings, board meeting fees applicable to such Reorganization (other than regular quarterly meetings), and service provider conversion fees and costs.

REASONS FOR THE REORGANIZATIONS

Palmer Square Capital requested that the IMST Trust Board consider and approve the Reorganizations. Palmer Square Capital represented to the trustees of the IMST Trust Board (the “IMST Trustees”) that the Reorganizations offer several potential benefits to the Target Funds:

•	The Target Funds are expected to benefit from synergies over time as a result of all Palmer Square Funds operating under a single platform with the same board of trustees, officers and service providers.

•	The Target Funds are expected to benefit from oversight by a board of trustees and officers responsible solely for overseeing Palmer Square Funds.

•	The name, investment objective and principal investment strategies of each Acquiring Fund are identical to those of the corresponding Target Fund, except that the Acquiring Funds will not utilize ESG criteria as a principal investment strategy. The removal of ESG criteria is not expected to have a material impact on Fund performance.

•	Each Acquiring Fund will be managed by the same portfolio management team and in accordance with the same principal investment strategies and techniques utilized in managing the corresponding Target Fund immediately prior to the applicable Reorganization (except with respect to the removal of ESG criteria).

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•	Palmer Square Capital has agreed to limit the total operating expenses of each Acquiring Fund at the lower of 1) the same levels as the current total expense limitations of the corresponding Target Fund, or 2) the total annual operating expense ratio of the corresponding Target Fund for the twelve (12) months period ending on the last completed calendar month prior to the closing of the Reorganization, in each case for a period of at least two years following the Reorganization.

•	Based on information provided by the service providers, Palmer Square Capital believes that the fees and expenses of the new service provider platform will be no higher than those currently in effect after taking into account the foregoing fee waivers and expense limitations. Palmer Square Capital noted, however, that there is no assurance that the fee waivers will continue at the initial levels for more than two (2) years.

•	Each Target Fund will receive an opinion of legal counsel that the Reorganization is not a taxable event for the Target Fund or its shareholders.

The IMST Trust Board considered these factors and other information provided by Palmer Square Capital with respect to the Reorganizations. The IMST Trust Board did not identify any particular information that was most relevant to its consideration of whether to approve the Reorganizations and each IMST Trustee may have afforded different weight to the various factors. See “Board Considerations of the Reorganizations” in the Proxy Statement/Prospectus.

SYNOPSIS OF PROPOSAL 1
REORGANIZATION OF THE
PALMER SQUARE INCOME PLUS FUND

Comparison of Fees and Expenses

The tables below describe the fees and expenses that you pay if you buy, hold and sell shares of the Target Income Plus Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Income Plus Fund after giving effect to the Reorganization. This table and the example below do not include brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares. Expenses for the Target Income Plus Fund are based on operating expenses of the Target Income Plus Fund for the 10-month period ended April 30, 2025 (annualized). Expenses for the Acquiring Income Plus Fund are pro forma operating expenses of the Acquiring Income Plus Fund for the same period, assuming the Reorganization had occurred prior to the start of the period.

	Target Income Plus Fund – Class I	Acquiring Income Plus Fund – Class I (Pro Forma)
Shareholder Fees
(fees paid directly from your investment)	None	None
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%	0.49%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.23%	0.19%
Shareholder servicing fee	0.08%	0.08%
Dividend and interest expense on short sales	0.05%	0.05%
All other expenses	0.10%	0.06%
Total Annual Fund Operating Expenses	0.72%	0.68%

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	Target Income Plus Fund – Class T	Acquiring Income Plus Fund – Class T (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	None	None
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%	0.49%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.15%	0.11%
Dividend and interest expense on short sales	0.05%	0.05%
All other expenses	0.10%	0.06%
Total Annual Fund Operating Expenses	0.64%	0.60%

Example

The example below is intended to help you compare the cost of investing in shares of the Target Income Plus Fund with the cost of investing in shares of the Acquiring Income Plus Fund after giving effect to the Reorganization. The expenses used in the example for the Target Income Plus Fund are based on operating expenses of the Target Income Plus Fund for the 10-month period ended April 30, 2025 (annualized). The expenses used in the example for the Acquiring Income Plus Fund are pro forma operating expenses of the Acquiring Income Plus Fund for the same period, assuming the Reorganization had occurred prior to the start of the year. The example assumes that you invest $10,000 in the Income Plus Fund and then sell all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Income Plus Fund – Class I	$74	$230	$401	$894
Acquiring Income Plus Fund (Pro Forma) – Class I	$69	$218	$379	$847
Target Income Plus Fund – Class T	$65	$205	$357	$798
Acquiring Income Plus Fund (Pro Forma) – Class T	$61	$192	$335	$750

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Portfolio Turnover

Each Income Plus Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Income Plus Fund shares are held in a taxable account at the shareholder level. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Income Plus Fund’s performance. During the most recent fiscal year for which published financial statements are available, June 30, 2024, the Target Income Plus Fund’s portfolio turnover rate was 109% of its average portfolio value.

Fund Performance

The following performance information indicates some of the risks of investing in the Income Plus Funds. The Acquiring Income Plus Fund will not commence operations until after the closing of the Reorganization. The Target Income Plus Fund will be the accounting and performance survivor of the Reorganization.

The bar chart shows the Target Income Plus Fund’s performance for the calendar years ended December 31. The table illustrates how the Target Income Plus Fund’s average annual returns for the 1-year, 5-year and 10-year periods compared with a broad measure of U.S. bond market performance and an additional index with similar investment exposure to the Fund. The Target Income Plus Fund’s past performance, before and after taxes, does not necessarily indicate how it or the Acquiring Income Plus Fund will perform in the future. The Acquiring Income Plus Fund has no performance history since it will commence operations after the Reorganization is consummated. The Acquiring Income Plus Fund will adopt the financial statements and the performance history of the Target Income Plus Fund. Updated performance information is also available on the Target Income Plus Fund’s website at www.palmersquarefunds.com or by calling toll-free 1-800-736-1145. The Target Income Plus Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquiring Income Plus Fund will perform in the future.

Calendar Year Returns as of December 31

(1)	The Target Fund’s calendar year-to-date total return based on net asset value for the period ended March 31, 2025 was 1.20%.

During the period shown on the bar chart, the Target Income Plus Fund’s best and worst quarters are shown below:

Highest Quarter	8.44%	Quarter Ended June 30, 2020
Lowest Quarter	(7.97)%	Quarter Ended March 31, 2020

Average Annual Total Returns
(for the periods ended December 31, 2024)
	1 year	5 years	10 years
Class I Shares – Return Before Taxes	6.82%	3.87%	3.62%
Class I Shares – Return After Taxes on Distributions	4.46%	2.41%	2.20%
Class I Shares – Return After Taxes on Distributions and Sale of Fund Shares	4.01%	2.33%	2.14%
Class T Shares – Return Before Taxes*	6.92%	3.89%	3.63%
Bloomberg U.S. Corporate 1-3 Year Index (reflects no deduction for fees, expenses or taxes)	5.28%	2.16%	2.28%
Bloomberg Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%

*	Class T shares commenced operations on February 29, 2024. The performance figures for Class T shares include the performance for the Class I shares for the periods prior to the inception date of Class T shares, adjusted for the difference in expenses related to Class I shares and Class T shares. Class I shares impose higher expenses than Class T shares.

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After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares.

Comparison of Investment Objectives, Principal Investment Strategies, and Limitations and Restrictions

The investment objective, principal investment strategies, and the investment limitations and restrictions of the Target Income Plus Fund and the Acquiring Income Plus Fund, will be identical, except that the Acquiring Fund will not utilize ESG criteria as a principal investment strategy. The removal of ESG criteria is not expected to have a material impact on Fund performance. The Acquiring Income Plus Fund is newly organized and will commence operations upon consummation of the Reorganization. Each Income Plus Fund’s investment objective and principal investment strategies are discussed in more detail below. For additional information about the Target Income Plus Fund and the Acquiring Income Plus Fund investment limitations and restrictions, see the section entitled “Investment Limitations and Restrictions of the Target Funds and Acquiring Funds,” below.

Comparison of Investment Objectives

The investment objective of the Target Income Plus Fund is income. A secondary objective of the Fund is capital appreciation. The investment objectives of the Acquiring Income Plus Fund are identical.

Comparison of Principal Investment Strategies

The principal investment strategies of each Income Plus Fund are identical, except that the Acquiring Fund does not utilize ESG criteria as a principal investment strategy. The removal of ESG criteria is not expected to have a material impact on Fund performance.

Under normal market conditions, each Income Plus Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities. The types of debt securities in which the Income Plus Fund may invest include, but are not limited to, (i) asset-backed securities, including collateralized loan obligations (“CLOs”) and mortgage-backed securities, (ii) corporate bonds, notes, debentures and commercial paper, (iii) securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored entities, (iv) bank loans, (v) senior secured floating rate and fixed rate loans or debt, (vi) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt and (vii) credit derivatives, including credit default swaps and their associated derivatives. The Income Plus Fund may invest a significant portion of its assets in one or more investment types. The Income Plus Fund’s investment strategy involves active and frequent trading.

Investments in asset-backed securities may be comprised of loans or leases secured by motor vehicles or other equipment, consumer receivables from sources such as credit cards or student loans, or cash flows from operating assets such as royalties and leases.

Mortgage-backed securities in which the Income Plus Fund may invest include those issued or guaranteed by federal agencies and/or U.S. Government sponsored instrumentalities, such as the Government National Mortgage Administration (“Ginnie Mae”), the Federal Housing Administration (“FHA”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The Income Plus Fund may also invest in commercial mortgage-backed securities (“CMBS”) and collateralized mortgage-backed securities (“CMOs”) issued or guaranteed by private entities.

Each Income Plus Fund may invest in debt securities of any maturity and credit quality. Under normal market conditions, the Advisor expects that the Income Plus Fund will invest primarily in securities rated investment grade at time of purchase. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s Investors Service, Inc. (“Moody’s”), or in the BBB or higher categories by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by Moody’s, S&P, or Fitch, or another Nationally Recognized Statistical Rating Organization (“NRSRO”), determined by the Advisor, to be of comparable credit quality. However, the Income Plus Fund may invest up to 30% of its net assets in high yield securities—securities rated below investment grade that generally have higher yields and higher risks than investment grade securities. High yield securities, commonly referred to as “junk bonds,” are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Advisor to be of comparable credit quality high yield securities).

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The Advisor anticipates the Income Plus Fund’s average portfolio duration under normal market conditions to be less than two years. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates. For example, the price of a security with a two-year duration would be expected to decrease by approximately 2% in response to a 1% increase in interest rates. Calculations of duration may be based on estimates and may not reliably predict a security’s sensitivity to changes in interest rates.

For the purposes of achieving the Income Plus Fund’s investment objectives, hedging risks, and enhancing liquidity, the Income Plus Fund may also employ derivatives, such as puts and calls on U.S. Treasury futures; options, swaps and other interest rate derivatives; and credit default swaps and their associated derivatives on selected entities or indexes (where the Income Plus Fund may act as either buyer or seller). As it pertains to the Advisor’s use of derivatives for hedging, risks that can be quantitatively measured and managed include interest rate risk (duration and convexity, which is the change to duration as interest rates change), prepayment risk, spread risk and volatility risk. The Advisor’s goal is not to eliminate all risk, but to assume only those risks the Advisor views as offering a strong risk/return profile. Additionally, the Income Plus Fund may employ the types of derivatives referenced above in order to achieve its investment objectives by, among other practices, replicating a certain type of credit exposure, obtaining short or long exposures to credit and/or interest rates, or taking a position in light of a potential appreciation or depreciation in value of a company’s securities. The Advisor anticipates that, in general, the net long exposure of the Income Plus Fund will not exceed 100% and the Income Plus Fund will not have a net short exposure. The Income Plus Fund will include the market value of its derivative positions based on debt securities or interest rates for purposes of determining whether it holds at least 80% of its net assets in debt securities.

Comparison of Investment Process

In pursuing the Income Plus Fund’s investment objectives, the Advisor uses a blend of top-down analysis which includes macro analysis, cross-asset relative value analysis, and sector monitoring, and bottom-up analysis which involves individual issuer and management analysis and security/transaction evaluation that seeks to identify debt securities that it believes can provide highly competitive rate yields and total return over the long term with relatively mitigated credit risk.

(Target Income Plus Fund Only) As part of its overall investment process, the Target Income Plus Fund’s investments are subject to the Advisor’s environmental, social and governance (“ESG”) screening process, as described below. Generally, before the Target Income Plus Fund invests in a below investment grade (i.e., “junk bonds”) corporate security, the Advisor analyzes the issuer’s ESG risk profile using fundamental, bottom-up research as well as independent third-party data to assess whether an issuer should be considered for investment. The Advisor’s ESG screening process requires that all below investment grade corporate debt issuers considered for purchase be assigned a score rating using the Advisor’s proprietary scoring methodology (an “ESG Score”), which is used as part of the Advisor’s overall assessment of whether such an issuer should be considered for investment. The Advisor may also assign an ESG Score to investment grade issuers, although generally they are not assigned an ESG Score by the Advisor. The Advisor’s ESG screening process is designed to largely exclude issuers that it believes are inconsistent with the goals and objectives expressed in the UN Global Compact’s Principles and Sustainable Development Goals, which may change over time. In addition, the Advisor’s ESG screening process seeks to exclude debt obligations of issuers that, together with any affiliates, are involved in and derive significant revenue (i.e., more than 50% of their revenue) from certain industries or product lines, including:

•	the speculative extraction of oil and gas (commonly referred to as exploration and production);

•	the speculative extraction of thermal coal or the generation of electricity using coal;

•	hazardous chemicals, pesticides and wastes, or ozone depleting substances;

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•	endangered or protected wildlife or wildlife products, the production or trade of which is banned by applicable global conventions and agreements;

•	pornography or prostitution;

•	tobacco or tobacco-related products;

•	subprime lending or payday lending activities;

•	firearms or weapons, including controversial weapons (e.g., cluster bombs, anti-personnel mines, and chemical or biological weapons); and

•	components or services that have been specifically designed or designated for military purposes, or for the functioning of controversial weapons.

Comparison of Investment Risks

As with all funds, a shareholder of the Target Income Plus Fund or the Acquiring Income Plus Fund is subject to the risk that his or her investment could lose money. An investment in an Income Plus Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, there can be no assurance that the Fund will achieve its investment objectives. The principal risks of investing in the Target Income Plus Fund and the Acquiring Income Plus Fund are substantially similar, except the Acquiring Fund is not subject to “ESG Criteria Risk.” Each risk summarized below is considered a “principal risk” of investing in the Income Plus Funds, regardless of the order in which it appears. The main risks of investing in the Income Plus Funds are as follows:

•	Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

•	Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Income Plus Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Income Plus Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Income Plus Fund to liquidate portfolio securities at disadvantageous prices and times.

•	Liquidity Risk. The Income Plus Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Income Plus Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Income Plus Fund’s investments. Illiquid assets may also be difficult to value.

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•	Valuation Risk. The sales price the Income Plus Fund could receive for any particular portfolio investment may differ from the Income Plus Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Advisor using a fair value methodology. Investors who purchase or redeem Income Plus Fund shares on days when the Income Plus Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Advisor had not fair-valued the security or had used a different valuation methodology.

•	Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

•	Credit Risk. If an issuer or guarantor of a debt security held by the Income Plus Fund or a counterparty to a financial contract with the Income Plus Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Income Plus Fund’s portfolio will typically decline.

•	Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

•	High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

•	Bank Loan Risk. The Income Plus Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Income Plus Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Income Plus Fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and the Income Plus Fund may have difficulty selling them. Bank loan trades may also be subject to settlement delays. In addition, bank loans may not be considered securities under U.S. federal securities laws and, as a result, investments in them may not have the protection of federal securities laws.

•	Senior Loan Risk. The Income Plus Fund may invest in floating or adjustable rate senior loans. These investments are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities or junk bonds, usually are more credit than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

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•	Collateralized Loan Obligations Risk. The Income Plus Fund is subject to asset manager, legal and regulatory, limited recourse, liquidity, redemption, and reinvestment risks as a result of the structure of CLOs in which the Income Plus Fund may invest. A CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio. Changes in the regulation of CLOs may adversely affect the value of the CLO investments held by the Income Plus Fund and the ability of the Income Plus Fund to execute its investment strategy. CLO debt is payable solely from the proceeds of the CLO’s underlying assets and, therefore, if the income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment. CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on CLO debt. The CLO manager may not find suitable assets in which to invest and the CLO manager’s opportunities to invest may be limited.

•	Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Income Plus Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Income Plus Fund volatility, and changes in the value of a derivative held by the Income Plus Fund may not correlate with the value of the underlying instrument or the Income Plus Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives trading is subject to additional risks, such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Income Plus Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

•	Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Income Plus Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Income Plus Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Income Plus Fund, reducing the values of those securities or in some cases rendering them worthless. The Income Plus Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

•	Government-Sponsored Entities Risk. The Income Plus Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

•	Subordinated Securities Risk. The Income Plus Fund may invest in securities that are subordinated in right of payment to more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

•	ESG Criteria Risk (Target Income Plus Fund only). While the Advisor believes that the integration of ESG analysis as part of the investment process contributes to its risk management approach, the Income Plus Fund’s consideration of ESG criteria in making its investment decisions may affect the Income Plus Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Income Plus Fund’s investment performance. In addition, because the Income Plus Fund’s ESG criteria exclude securities of certain issuers, the Income Plus Fund may forgo some market opportunities available to funds that do not use these criteria. There are significant differences in the interpretation of what it means for an issuer to have positive ESG characteristics. While the Advisor believes its ESG criteria for excluding securities of certain issuers is reasonable, the Income Plus Fund’s investments may include securities of issuers that derive significant revenue from activities that are generally not within ESG guidelines.

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•	Private Placements and Restricted Securities Risk. Private placements and other restricted securities may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Income Plus Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. The absence of a liquid trading market may also make it difficult to determine the fair value of such securities for purposes of computing the Income Plus Fund’s net asset value.

•	LIBOR Risk. The London Interbank Offered Rate (“LIBOR”) was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR; (ii) a reduction in the value of certain instruments or contracts held by the Income Plus Fund; (iii) reduced effectiveness of related Income Plus Fund transactions, such as hedging; (iv) additional tax, accounting and regulatory risks; or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Income Plus Fund’s investments resulting from a substitute reference rate may also adversely affect the Income Plus Fund’s performance and/or net asset value per share (“NAV”).

•	Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

•	Portfolio Focus Risk. To the extent a significant portion of the Income Plus Fund’s assets is invested in one or more investment type, the Income Plus Fund’s exposure to the risks associated with that investment type or types will be greater than if the Income Plus Fund’s assets are diversified among many different investment types.

•	Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Income Plus Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Income Plus Fund may also lose any premium it paid on the security.

•	Short Sales Risk. In connection with a short sale of a security or other instrument, the Income Plus Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Income Plus Fund replaces the security or other instrument borrowed to make the short sale, the Income Plus Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Income Plus Fund and may not adequately protect against losses in or may result in greater losses for the Income Plus Fund’s portfolio.

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•	Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and wars, such as those on going in Europe and the Middle East, have increased tensions in Europe and the Middle East and have caused and could continue to cause market disruptions in the regions and globally. In addition, since the change in the U.S. presidential administration in 2025, the U.S. administration has pursued an aggressive trade policy agenda, including actual or potential imposition of tariffs, which may have consequences on the United States’ relations with foreign countries, the economy, and markets generally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Income Plus Fund’s investments, impair the Income Plus Fund’s ability to satisfy redemption requests, and negatively impact the Income Plus Fund’s performance.

•	Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Income Plus Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Income Plus Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Income Plus Fund shares may be affected. Issuers of securities in which the Income Plus Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

•	Portfolio Turnover Risk. Active and frequent trading of the Income Plus Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Income Plus Fund’s performance. A high rate of portfolio turnover is 100% or more.

Comparison of Fundamental and Non-Fundamental Investment Limitations and Restrictions

The Income Plus Funds have identical fundamental investment limitations and restrictions. See “Investment Limitations and Restrictions of the Target Funds and the Acquiring Funds.”

Comparison of Management of the Funds

Palmer Square Capital serves as adviser to the Target Income Plus Fund and will serve as adviser to the Acquiring Fund. The portfolio managers for each Income Plus Fund are the same.

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SYNOPSIS OF PROPOSAL 2
REORGANIZATION OF THE
PALMER SQUARE ULTRA-SHORT DURATION INVESTMENT GRADE FUND

Comparison of Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target Ultra-Short Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Ultra-Short Fund after giving effect to the Reorganization. This table and the example below do not include brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares. Expenses for the Target Ultra-Short Fund are based on operating expenses of the Target Ultra-Short Fund for the 10-month period ended April 30, 2025 (annualized). Expenses for the Acquiring Ultra-Short Fund are pro forma operating expenses of the Acquiring Ultra-Short Fund for the same period, assuming the Reorganization had occurred prior to the start of the period.

	Target Ultra-Short Fund	Acquiring Ultra-Short Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	None	None
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.49%	0.57%
Shareholder servicing fee	0.07%	0.07%
All other expenses	0.42%	0.50%
Total Annual Fund Operating Expenses	0.74%	0.82%
Fees waived and/or expenses reimbursed (1)	(0.24)%	(0.32)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses(1)	0.50%	0.50%

(1)	Palmer Square Capital has contractually agreed to waive its fees and/or pay for operating expenses of the Ultra-Short Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.50% of the average daily net assets of the Ultra-Short Fund. This agreement is in effect until [October 31, 2026], with respect to the Target Ultra-Short Fund, and it may be terminated before such date only by the IMST Trust’s Board. With respect to the Acquiring Ultra-Short Fund, this agreement is in effect for an initial period of two years, and it may be terminated before such date only by the Acquiring Trust’s Board. Palmer Square Capital is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund (including the predecessor fund) for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

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Example

The example below is intended to help you compare the cost of investing in shares of the Target Ultra-Short Fund with the cost of investing in shares of the Acquiring Ultra-Short Fund after giving effect to the Reorganization. The expenses used in the example for the Target Ultra-Short Fund are based on operating expenses of the Target Ultra-Short Fund for the 10-month period ended April 30, 2025 (annualized). The expenses used in the example for the Acquiring Ultra-Short Fund are pro forma operating expenses of the Acquiring Ultra-Short Fund for the same period, assuming the Reorganization had occurred prior to the start of the year. The example assumes that you invest $10,000 in the Ultra-Short Fund and then sell all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Ultra-Short Fund	$51	$212	$388	$896
Acquiring Ultra-Short Fund (Pro Forma)	$51	$230	$424	$984

Portfolio Turnover

Each Ultra-Short Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Ultra-Short Fund shares are held in a taxable account at the shareholder level. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Ultra-Short Fund’s performance. During the most recent fiscal year for which published financial statements are available, June 30, 2024, the Target Ultra-Short Fund’s portfolio turnover rate was 123% of its average portfolio value.

Fund Performance

The following performance information indicates some of the risks of investing in the Ultra-Short Funds. The Acquiring Ultra-Short Fund will not commence operations until after the closing of the Reorganization. The Target Ultra-Short Fund will be the accounting and performance survivor of the Reorganization.

The bar chart shows the Target Ultra-Short Fund’s performance for the calendar years ended December 31. The table illustrates how the Target Ultra-Short Fund’s average annual returns for the 1-year, 5-year and since-inception periods compared with a broad measure of U.S. bond market performance and an additional index with similar investment exposure to the Fund. The Target Ultra-Short Fund’s past performance, before and after taxes, does not necessarily indicate how it or the Acquiring Ultra-Short Fund will perform in the future. The Acquiring Ultra-Short Fund has no performance history since it will commence operations after the Reorganization is consummated. The Acquiring Ultra-Short Fund will adopt the financial statements and the performance history of the Target Ultra-Short Fund. Updated performance information is also available on the Target Ultra-Short Fund’s website at www.palmersquarefunds.com or by calling toll-free 1-800-736-1145. The Target Ultra-Short Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquiring Ultra-Short Fund will perform in the future.

Calendar Year returns as of December 31

(1)	The Target Ultra-Short Fund’s calendar year-to-date total return based on net asset value for the period ended March 31, 2025, was 1.14%.

During the period shown on the bar chart, the Target Ultra-Short Fund’s best and worst quarters are shown below:

Highest Quarter	2.45%	Quarter Ended June 30, 2020
Lowest Quarter	(1.61)%	Quarter Ended March 31, 2020

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Average Annual Total Returns
(for the periods ended December 31, 2024)
	1 year	5 years	Since Inception (October 7, 2016)
Return Before Taxes	5.85%	2.57%	2.36%
Return After Taxes on Distributions	3.56%	1.45%	1.36%
Return After Taxes on Distributions and Sale of Fund Shares	3.44%	1.49%	1.37%
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	5.28%	2.48%	2.12%
Bloomberg Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	0.94%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Comparison of Investment Objectives, Principal Investment Strategies, and Limitations and Restrictions

The investment objective, principal investment strategies, and the investment limitations and restrictions of the Target Ultra-Short Fund and the Acquiring Ultra-Short Fund, will be identical, except with respect to the removal of ESG criteria from the Funds’ strategies. The removal of ESG criteria is not expected to have a material impact on Fund performance. The Acquiring Ultra-Short Fund is newly organized and will commence operation upon consummation of the Reorganization. Each Ultra-Short Fund’s investment objective, principal investment strategies and risks, as well as each Ultra-Short Fund’s investment limitations and restrictions, are discussed in more detail below. For additional information about the Target Ultra-Short Fund and the Acquiring Ultra-Short Fund investment limitations and restrictions, see the section entitled “Investment Limitations and Restrictions of the Target Funds and Acquiring Funds,” below.

Comparison of Investment Objectives

The investment objective of the Target Ultra-Short Fund is to seek income. A secondary objective of the Target Ultra-Short Fund is to seek capital appreciation. The investment objectives of the Acquiring Ultra-Short Fund are identical.

Comparison of Principal Investment Strategies

The principal investment strategies of each Ultra-Short Fund are identical, except the Acquiring Fund will not utilize ESG criteria as a principal investment strategy. The removal of ESG criteria is not expected to have a material impact on Fund performance.

Under normal market conditions, each Ultra-Short Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities rated investment grade at time of purchase. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s Investors Service, Inc. (“Moody’s”), or in the BBB- or higher categories by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by Moody’s, S&P, Fitch, or another Nationally Recognized Statistical Rating Organization (“NRSRO”), determined by the Advisor to be of comparable credit quality. The types of debt securities in which the Fund may invest include, but are not limited to, (i) asset-backed securities, including collateralized loan obligations (“CLOs”) and mortgage-backed securities, (ii) corporate bonds, notes, debentures and commercial paper, (iii) securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (iv) bank loans, (v) senior secured floating rate and fixed rate loans or debt, and (vi) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt. The Fund may invest a significant portion of its assets in one or more investment types. The Fund’s investment strategy involves active and frequent trading.

The Ultra-Short Fund’s asset-backed securities investments may be comprised of loans or leases secured by motor vehicles or other equipment, consumer receivables from sources such as credit cards or student loans, or cash flows from operating assets such as royalties and leases.

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Mortgage-backed securities in which the Ultra-Short Fund may invest include those issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration (“Ginnie Mae”), the Federal Housing Administration (“FHA”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The Fund may also invest in commercial mortgage-backed securities (“CMBSs”) and collateralized mortgage-backed securities (“CMOs”) issued or guaranteed by private entities.

The Ultra-Short Fund’s investments will generally be U.S. dollar denominated. While the Fund may invest in securities of any maturity, the Fund will maintain an average portfolio duration under normal market conditions of less than one year. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates. For example, the price of a security with a one-year duration would be expected to decrease by approximately 1% in response to a 1% increase in interest rates. Calculations of duration may be based on estimates and may not reliably predict a security’s sensitivity to changes in interest rates.

Comparison of Investment Process

In pursuing the Ultra-Short Fund’s investment objectives, the Advisor uses a blend of top-down analysis, which includes macro analysis, analysis of valuation metrics across credit sectors, and sector monitoring, and bottom-up analysis, which involves individual issuer and management analysis and security/transaction evaluation that seeks to identify debt securities that it believes can provide highly competitive rate yields and total return over the long term with relatively mitigated credit risk.

(Target Ultra-Short Fund Only) As part of its overall investment process, the Target Ultra-Short Fund’s investments are subject to the Advisor’s environmental, social and governance (“ESG”) screening process, as described below. Generally, before the Target Ultra-Short Fund invests in a corporate debt security, the Advisor analyzes the issuer’s ESG risk profile using fundamental, bottom-up research as well as independent third-party data to assess whether an issuer should be considered for investment. The Advisor’s ESG screening process is designed to largely exclude issuers that it believes are inconsistent with the goals and objectives expressed in the UN Global Compact’s Principles and Sustainable Development Goals, which may change over time. In addition, the Advisor’s ESG screening process seeks to exclude debt obligations of issuers that, together with any affiliates, are involved in and derive significant revenue (i.e., more than 50% of their revenue) from certain industries or product lines, including:

•	the speculative extraction of oil and gas (commonly referred to as exploration and production);

•	the speculative extraction of thermal coal or the generation of electricity using coal;

•	hazardous chemicals, pesticides and wastes, or ozone depleting substances;

•	endangered or protected wildlife or wildlife products, the production or trade of which is banned by applicable global conventions and agreements;

•	pornography or prostitution;

•	tobacco or tobacco-related products;

•	subprime lending or payday lending activities;

•	firearms or weapons, including controversial weapons (e.g., cluster bombs, anti-personnel mines, and chemical or biological weapons); and

•	components or services that have been specifically designed or designated for military purposes, or for the functioning of controversial weapons.

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Comparison of Investment Risks

As with all funds, a shareholder of the Target Ultra-Short Fund or the Acquiring Ultra-Short Fund is subject to the risk that his or her investment could lose money. An investment in an Ultra-Short Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, there can be no assurance that the Fund will achieve its investment objectives. The principal risks of the Target Ultra-Short Fund and the Acquiring Ultra-Short Fund are substantially similar, except the Acquiring Fund is not subject to “ESG Criteria Risk.” Each risk summarized below is considered a “principal risk” of investing in the Ultra-Short Fund, regardless of the order in which it appears. The main risks of investing in the Ultra-Short Fund are as follows:

•	Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

•	Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Ultra-Short Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Ultra-Short Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Ultra-Short Fund to liquidate portfolio securities at disadvantageous prices and times.

•	Liquidity Risk. The Ultra-Short Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Ultra-Short Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Ultra-Short Fund’s investments. Illiquid assets may also be difficult to value.

•	Risk of Large Shareholder Redemptions. Certain entities, accounts, or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Ultra-Short Fund’s shares. Redemptions by these entities, accounts or individuals of their holdings in the Ultra-Short Fund may impact the Ultra-Short Fund’s liquidity and net asset value per share (“NAV”). These redemptions may also force the Ultra-Short Fund to sell securities, which may negatively impact the Ultra-Short Fund’s brokerage and tax costs.

•	Valuation Risk. The sales price the Ultra-Short Fund could receive for any particular portfolio investment may differ from the Ultra-Short Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Advisor using a fair value methodology. Investors who purchase or redeem Ultra-Short Fund shares on days when the Ultra-Short Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Advisor had not fair-valued the security or had used a different valuation methodology.

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•	Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

•	Credit Risk. If an issuer or guarantor of a debt security held by the Ultra-Short Fund or a counterparty to a financial contract with the Ultra-Short Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Ultra-Short Fund’s portfolio will typically decline.

•	Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

•	Bank Loan Risk. The Ultra-Short Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Ultra-Short Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest, which will expose the Ultra-Short Fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and the Ultra-Short Fund may have difficulty selling them. Bank loan trades may also be subject to settlement delays. In addition, bank loans may not be considered securities under U.S. federal securities laws and, as a result, investments in them may not have the protection of federal securities laws.

•	Senior Loan Risk. The Ultra-Short Fund may invest in floating or adjustable rate senior loans. These investments are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities or junk bonds, usually are more credit than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•	Collateralized Loan Obligations Risk. The Ultra-Short Fund is subject to asset manager, legal and regulatory, limited recourse, liquidity, redemption, and reinvestment risks as a result of the structure of CLOs in which the Ultra-Short Fund may invest. A CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio. Changes in the regulation of CLOs may adversely affect the value of the CLO investments held by the Ultra-Short Fund and the ability of the Ultra-Short Fund to execute its investment strategy. CLO debt is payable solely from the proceeds of the CLO’s underlying assets and, therefore, if the income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment. CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on CLO debt. The CLO manager may not find suitable assets in which to invest and the CLO manager’s opportunities to invest may be limited.

•	Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Ultra-Short Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Ultra-Short Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Ultra-Short Fund, reducing the values of those securities or in some cases rendering them worthless. The Ultra-Short Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

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•	Government-Sponsored Entities Risk. The Ultra-Short Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

•	LIBOR Risk. The London Interbank Offered Rate (“LIBOR”) was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR; (ii) a reduction in the value of certain instruments or contracts held by the Ultra-Short Fund; (iii) reduced effectiveness of related Ultra-Short Fund transactions, such as hedging; (iv) additional tax, accounting and regulatory risks; or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Ultra-Short Fund’s investments resulting from a substitute reference rate may also adversely affect the Ultra-Short Fund’s performance and/or NAV.

•	Private Placements and Restricted Securities Risk. Private placements and other restricted securities may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Ultra-Short Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. The absence of a liquid trading market may also make it difficult to determine the fair value of such securities for purposes of computing the Ultra-Short Fund’s net asset value.

•	Subordinated Securities Risk. The Ultra-Short Fund may invest in securities that are subordinated in right of payment to more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

•	ESG Criteria Risk (Target Ultra-Short Fund only). While the Advisor believes that the integration of ESG analysis as part of the investment process contributes to its risk management approach, the Ultra-Short Fund’s consideration of ESG criteria in making its investment decisions may affect the Ultra-Short Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Ultra-Short Fund’s investment performance. In addition, because the Ultra-Short Fund’s ESG criteria exclude securities of certain issuers, the Ultra-Short Fund may forgo some market opportunities available to funds that do not use these criteria. There are significant differences in the interpretation of what it means for an issuer to have positive ESG characteristics. While the Advisor believes its ESG criteria for excluding securities of certain issuers is reasonable, the Ultra-Short Fund’s investments may include securities of issuers that derive significant revenue from activities that are generally not within ESG guidelines.

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•	Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

•	Portfolio Focus Risk. To the extent a significant portion of the Ultra-Short Fund’s assets is invested in one or more investment type, the Ultra-Short Fund’s exposure to the risks associated with that investment type or types will be greater than if the Ultra-Short Fund’s assets are diversified among many different investment types.

•	Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Ultra-Short Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Ultra-Short Fund may also lose any premium it paid on the security.

•	Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and wars, such as those on going in Europe and the Middle East, have increased tensions in Europe and the Middle East and have caused and could continue to cause market disruptions in the regions and globally. In addition, since the change in the U.S. presidential administration in 2025, the U.S. administration has pursued an aggressive trade policy agenda, including actual or potential imposition of tariffs, which may have consequences on the United States’ relations with foreign countries, the economy, and markets generally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Ultra-Short Fund’s investments, impair the Ultra-Short Fund’s ability to satisfy redemption requests, and negatively impact the Ultra-Short Fund’s performance.

•	Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Ultra-Short Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Ultra-Short Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Ultra-Short Fund shares may be affected. Issuers of securities in which the Ultra-Short Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

•	Portfolio Turnover Risk. Active and frequent trading of the Ultra-Short Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Ultra-Short Fund’s performance. A high rate of portfolio turnover is 100% or more.

Comparison of Fundamental and Non-Fundamental Investment Limitations and Restrictions

The Ultra-Short Funds have identical fundamental investment limitations and restrictions. See “Investment Limitations and Restrictions of the Target Funds and the Acquiring Funds.”

Comparison of Management of the Funds

Palmer Square Capital serves as adviser to the Target Ultra-Short Fund and will serve as adviser to the Acquiring Fund. The portfolio managers for each Ultra-Short Fund are the same.

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INVESTMENT LIMITATIONS AND RESTRICTIONS OF THE
TARGET FUNDS AND THE ACQUIRING FUNDS

The Target Funds and the Acquiring Funds (each, a “Fund” and collectively, the “Funds”) have identical investment limitations and restrictions. The investment restrictions described below have been adopted by the IMST Trust, with respect to the Target Funds, and the Acquiring Trust, with respect to the Acquiring Funds. The investment restrictions described below are fundamental, i.e., they may not be changed without the affirmative vote of the majority of the outstanding shares of a Fund. The term “majority of outstanding shares” of a Fund means (a) 67% or more of the voting shares present at a meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Fund, whichever is less. Other investment practices which may be changed by the IMST Trust Board or the Acquiring Trust Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental.

A.       Fundamental Investment Restrictions

Except with the approval of a majority of its outstanding voting securities, the Income Plus Funds and Ultra-Short Funds may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities);

4.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (“REITs”));

5.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of a Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

6.	Purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swaps and other financial transactions not requiring the delivery of physical commodities; and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

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Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. With respect to borrowings, in the event that borrowings exceed the one-third limitation, a Fund will, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to the extent necessary to comply with the one-third limitation.

COMPARISON OF TARGET FUND AND
ACQUIRING FUND SHAREHOLDER SERVICES

How to Purchase and Sell Shares

The Target Funds and the Acquiring Funds have the same purchase and redemption procedures. Shares of the Funds are available for investment only by clients of financial intermediaries, institutional investors, and other investors approved by the Advisor.

To purchase shares of a Fund, you must invest at least the following minimum amount, as applicable.

Minimum Investments	To Open Your Account	To Add to Your Account
Class I	$250,000	None
Class T	$5,000,000	None

Shares of the Fund are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone. If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

Dividends and Distributions

Each Target Fund and Acquiring Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually, typically in December. A Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

Fiscal Year

Each Target Fund currently operates on a fiscal year ending June 30. Each Acquiring Fund will have a fiscal year ending June 30.

BOARD CONSIDERATIONS OF THE REORGANIZATIONS

The IMST Trust Board considered and discussed the Reorganizations at a meeting held on June 3 and 4, 2025, and approved each Reorganization and the Agreement.

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In approving each Reorganization, the IMST Trust Board considered the Advisor’s belief that the Reorganizations offer several potential benefits to the Target Funds. In particular, the Funds are expected to benefit from synergies over time as a result of operating under a single platform with the same board of trustees, officers and service providers as other Palmer Square Funds. The Fund are also expected to benefit from oversight by a board of trustees and officers responsible solely for overseeing Palmer Square Funds. In addition, the name, investment objective, principal investment strategies, principal risks, and investment limitations of each Acquiring Fund are identical to those of the corresponding Target Fund, except with respect to the removal of ESG criteria from the Funds’ strategies. The removal of ESG criteria is not expected to have a material impact on Fund performance. Further, each Acquiring Fund will be managed by the same portfolio management team and in accordance with the same principal investment strategies and techniques utilized in managing the corresponding Target Fund immediately prior to the applicable Reorganization (except with respect to the removal of ESG criteria). Based on the continuation of the Funds’ expense limitation agreement for at least two years and information provided by the service providers, Palmer Square Capital also believes that the fees and expenses of the new service provider platform are expected to be no higher than those currently in effect. Each Target Fund will also receive an opinion of legal counsel that the applicable Reorganization is not a taxable event for the Target Fund or its shareholders.

In considering each Reorganization, the IMST Trust Board reviewed the proposed Reorganization from the point of view of the interests of the Target Fund and its shareholders. In approving each proposed Reorganization, the IMST Trust Board (with the advice and assistance of independent counsel) considered, among other things:

•	that the Reorganization was recommended by Palmer Square Capital, the current adviser to the Target Fund;

•	the terms of the Reorganization;

•	the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Target Fund and the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

•	that the Target Fund and the corresponding Acquiring Fund have identical names, investment objectives, principal investment strategies, and investment limitations, and substantially similar principal risks, except that the Acquiring Fund will not utilize ESG criteria as a principal investment strategy;

•	that it is not anticipated that the Target Fund would need to reposition its portfolio prior to the Reorganization;

•	that Palmer Square Capital is the investment adviser for both the Target Fund and the corresponding Acquiring Fund;

•	that the portfolio managers who are currently responsible for the day-to-day management of the Target Fund’s portfolios will continue to provide the day-to-day management of the Acquiring Fund’s portfolios;

•	that the Acquiring Fund has the same management fees as the corresponding Target Fund;

•	that Palmer Square Capital has agreed to limit the total annual fund operating expenses of the Acquiring Fund at the lower of 1) the same levels as the current total expense limitations of the corresponding Target Fund, or 2) the total annual fund operating expense ratio of the corresponding Target Fund for the twelve (12) months ending on the completed calendar month preceding the closing of the Reorganization, in each case for a period of at least two years following the Reorganization;

•	that based on information provided by the service providers, Palmer Square Capital believes that the fees and expenses of the new service provider platform will be no higher than those currently in effect after taking into account the foregoing fee waivers and expense limitations;

•	there is no assurance that the fee waivers will continue at the initial levels for more than two (2) years;

•	that Target Fund shareholders will receive newly issued full and fractional Acquiring Fund shares with an aggregate net asset value per class equal to the aggregate net asset value of the corresponding class of their Target Fund shares immediately prior to the Reorganization;

•	the quality and experience of the Acquiring Fund’s service providers;

•	the experience and background of the Acquiring Trust’s independent trustees;

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•	that each Reorganization would not result in the dilution of shareholders’ interests;

•	that Palmer Square Capital, and not the Target Fund, will bear all direct costs of the Reorganization, including the costs associated with the Meeting and any transition costs, including costs related to conversion of the Funds’ service providers;

•	that each Reorganization will be submitted to the shareholders of the Target Fund for their approval;

•	that shareholders of the Target Fund who do not wish to become shareholders of the corresponding Acquiring Fund may redeem their Target Fund shares before the Reorganization; and

•	that liquidation of the Target Fund would generally be a taxable event in which shareholders would recognize gain or loss on their investments for U.S. federal income tax purposes.

After consideration of these and other factors it deemed appropriate, the IMST Trust Board, including all trustees who are not “interested persons” of the IMST Trust, approved the proposed Agreement and the Reorganizations contemplated thereby, and determined that each Reorganization would be in the best interests of the relevant Target Fund and its shareholders. The IMST Trust Board also determined that the interests of the existing shareholders of each Target Fund would not be diluted as a result of the applicable Reorganization. The IMST Trust Board, including the Independent Trustees, unanimously recommends that shareholders of each Target Fund approve the Reorganization of their Target Fund.

SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

Below is a summary of the important terms of the Agreement and the Reorganizations. This summary is qualified in its entirety by reference to the Agreement itself, a form of which is set forth in Exhibit A to this Joint Proxy Statement/Prospectus, and which we encourage you to read in its entirety.

The Reorganizations

•	The closing of each Reorganization is scheduled to occur in the fourth quarter of 2025 (the “Closing Date”). Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund and the Acquiring Fund will assume all of the Target Fund’s liabilities, as contemplated under the Agreement. The Target Funds then will be liquidated, terminated and dissolved.

•	Shareholders of a Target Fund will receive shares of the corresponding Acquiring Fund as a result of the applicable Reorganization. There are some differences in shareholder rights between the declaration of trust and bylaws of the IMST Trust and the Acquiring Trust. See “Additional Information about the Target Funds and the Acquiring Funds—Comparison of Shareholder Rights” of the Joint Proxy Statement/Prospectus.

•	Shareholders of a Target Fund will receive shares of the corresponding class of the Acquiring Fund representing an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares held immediately prior to the closing of its Reorganization, including fractional shares.

•	Palmer Square Capital acts as the investment adviser to the Target Funds and will act as the investment adviser to the Acquiring Funds following the Reorganizations. The portfolio management team for each Acquiring Fund will be the same as the portfolio management team for the corresponding Target Fund. Each Target Fund and the corresponding Acquiring Fund have identical names, investment objectives, principal investment strategies and investment limitations, and substantially similar principal risks, except that the Acquiring Fund will not utilize ESG criteria as a principal investment strategy.

•	Based upon an opinion of counsel, the Reorganizations will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder or by your Target Fund or the Acquiring Funds. A Reorganization will not take place unless all Funds involved in such Reorganization receive a tax opinion from Vedder Price P.C.

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Agreement and Plan of Reorganization

The shareholders of each Target Fund are being asked to approve the applicable Reorganization pursuant to an Agreement substantially in the form attached as Exhibit A. The description of the Agreement contained herein includes certain material provisions of the Agreement.

Determination of Net Asset Value. If a Reorganization is approved, the applicable Acquiring Fund will issue to the corresponding Target Fund a number of the Acquiring Fund’s shares representing an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares held immediately prior to the closing of the Reorganization, including fractional shares.

Conditions to Closing the Reorganization. The obligation of each Fund to consummate its Reorganization is subject to the satisfaction or waiver of certain conditions, including each Fund’s performance of all its obligations under the Agreement, the receipt of certain documents and financial statements from the Target Funds and the receipt of all consents, orders and permits necessary to consummate each Reorganization with respect to each Reorganization. The obligations of Acquiring Fund and Target Fund are subject to the approval of the Reorganization by the necessary vote of the outstanding shares of the Target Fund. Each Reorganization is contingent on the closing of the other Target Fund’s Reorganization, though this contingency may be waived at the option of the Acquiring Trust and Palmer Square Capital. Each Fund’s obligations are also subject to the receipt of an opinion of Vedder Price P.C. as to the U.S. federal income tax consequences of the applicable Reorganization.

Termination of the Agreement. The IMST Trust Board or the Acquiring Trust Board may terminate the Agreement with respect to a Reorganization (even if the shareholders of the Target Funds have already approved it) at any time prior to the Closing Date, by (i) the mutual agreement of the parties without further action by the IMST Trust Board or the Acquiring Trust Board or by resolution of the Acquiring Trust Board or the IMST Trust Board, on behalf of the Acquiring Fund or the Target Fund, respectively, if circumstances should develop that, in the opinion of such Board, as applicable, make proceeding with the Agreement inadvisable; (ii) the IMST Trust, on behalf of the Target Fund, if any condition of its obligations set forth in the Agreement has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or (iii) the Acquiring Trust, on behalf of the Acquiring Fund, if any condition of its obligations set forth in the Agreement has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met at any time.

CAPITALIZATION

The following tables set forth as of April 30, 2025: (i) the capitalization of the Target Funds and (ii) the pro forma combined capitalization of the Acquiring Funds assuming each Reorganization had been completed as of such date. If the Reorganizations are consummated, the capitalizations are likely to be different on the Closing Date, potentially materially different, because of daily share purchase and redemption activity in a Target Fund and changes in NAV per share.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Income Plus Fund	$1,044,068,751.22	$10.0813	$103,564,985.76
Adjustment	$0	$0	$0
Pro Forma Acquiring Income Plus Fund	$1,044,068,751.22	$10.0813	$103,564,985.76

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Ultra-Short Fund	$66,089,332.61	$19.9774	$3,308,200.87
Adjustment	$0	$0	$0
Pro Forma Acquiring Ultra-Short Fund	$66,089,332.61	$19.9774	$3,308,200.87

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DESCRIPTION OF SHARES TO BE ISSUED BY THE ACQUIRING FUNDS

As a general matter, the shares of each Target Fund and each Acquiring Fund have similar voting rights, although there are differences as described under “Additional Information about the Target Funds and the Acquiring Funds—General Comparison of the Target Funds and the Acquiring Funds” and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the respective Fund and have no rights to cumulative voting. Shareholders of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote.

Shares of each Acquiring Fund, when issued pursuant to the terms of the Agreement, will be fully paid and non-assessable and have no rights to cumulative voting. Shareholders of the Acquiring Funds have no preference, preemptive, conversion or exchange rights, except as the Acquiring Trust Board may determine from time to time.

Further discussion of the organizational documents and the material provisions thereunder for each of the IMST Trust and the Acquiring Trust is available under “Additional Information about the Target Funds and the Acquiring Funds.”

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

As a condition to each Target Fund’s and Acquiring Fund’s obligation to consummate the applicable Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

1.	The acquisition by the Acquiring Fund of substantially all of the properties of the Target Fund in exchange solely for Acquiring Fund’s shares including fractional shares and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund followed by the distribution of Acquiring Fund shares including fractional shares received by the Target Fund to the Target Fund shareholders in complete liquidation and termination of the Target Fund will constitute a reorganization under Section 368(a) of the Code.

2.	The Target Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares including fractional shares (to the third decimal place) and the assumption of all of the liabilities of the Target Fund.

3.	The Target Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund shares including fractional shares (to the third decimal place) received by the Target Fund in the Reorganization.

4.	The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Target Fund in exchange solely for Acquiring Fund shares including fractional shares (to the third decimal place) and the assumption of all of the liabilities of the Target Fund.

5.	The adjusted basis to the Acquiring Fund of the properties of the Target Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Target Fund immediately before the effective time of the Reorganization.

6.	The Acquiring Fund’s holding periods with respect to the properties of the Target Fund that the Acquiring Fund receives in the Reorganization will include the respective periods for which those properties were held by the Target Fund.

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7.	The shareholders of the Target Fund will recognize no gain or loss upon receiving the Acquiring Fund shares solely in exchange for Target Fund shares.

8.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will be the same as the aggregate basis of Target Fund shares surrendered by the Target Fund shareholder in exchange therefor.

9.	Each Target Fund shareholder’s holding period for the Acquiring Fund shares received by the Target Fund shareholders in the Reorganization will include the holding period during which the Target Fund shareholder held Target Fund shares surrendered in exchange therefor, provided that the Target Fund shareholder held such shares as a capital asset on the date of Reorganization.

10.	The taxable year of the Target Fund will not end as a result of the Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganizations on the Target Funds, the Acquiring Funds or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual representations and assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, a Reorganization may not qualify as a reorganization for federal income tax purposes, and the applicable Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

As of June 30, 2024, the Target Income Plus Fund had no short-term capital loss carryforwards and a long-term capital loss carryforward of $16,433,929, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the Income Plus Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards.

As of June 30, 2024, the Target Ultra-Short Fund had no short-term capital loss carryforwards and a long-term capital loss carryforward of $108,806, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the Ultra-Short Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

ADDITIONAL INFORMATION ABOUT THE
TARGET FUNDS AND THE ACQUIRING FUNDS

General Comparison of the Target Funds and the Acquiring Funds

Each Target Fund is a diversified mutual fund organized as a series of the IMST Trust, an open-end management investment company organized as a Delaware statutory trust. Each Acquiring Fund is a newly created, diversified mutual fund organized as a series of the Acquiring Trust, an open-end management investment company organized as a Delaware statutory trust.

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Comparison of Shareholder Rights

The shares of each Target Fund and each Acquiring Fund have similar voting rights. The shareholders of each Target Fund and the shareholders of each Acquiring Fund are entitled to vote on the election or removal of Trustees; however, shareholders of each Target Fund and shareholders of each Acquiring Fund are entitled to vote only on such additional matters relating to the applicable Trust as may be required by law or as the Trustees may consider and determine necessary or desirable. As mutual funds, the Target Funds and the Acquiring Funds are generally not required to hold annual meetings of shareholders to elect Trustees. In addition, shareholders of each Target Fund and each Acquiring Fund have the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the respective Fund and have no rights to cumulative voting.

The Acquiring Trust Declaration sets forth a process for the bringing of derivative actions by shareholders to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Acquiring Fund or its shareholders because of spurious shareholder demands and derivative actions. The Acquiring Trust Declaration requires that certain actions by shareholders against the Acquiring Trust or an Acquiring Fund be brought only in either the United States District Court of the Southern District of New York or the Court of Chancery of the State of Delaware or the Superior Cour of Delaware, except with respect to claims brought under federal securities laws.

Delaware Statutory Trusts and the Trusts’ Governing Documents

The IMST Trust and Acquiring Trust are governed by the Delaware Statutory Trust Act (“Delaware Act”), and their respective Declaration of Trust and Bylaws. Below is a summary of some of the key provisions of applicable Delaware law and the governing documents with respect to the Target Funds and Acquiring Funds. This summary does not purport to be a complete analysis of all items under the governing documents and applicable law, and we refer you to applicable Delaware law and the governing documents.

General. The IMST Trust is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of February 15, 2005, and governed by the Amended and Restated Agreement and Declaration of Trust of the IMST Trust dated as of June 16, 2022 (the “IMST Trust Declaration”) and the Bylaws of the IMST Trust (the “IMST Trust Bylaws,” together with the IMST Trust Declaration, the “IMST Trust Governing Documents”). The Acquiring Trust is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of March 5, 2024, and governed by the Amended and Restated Agreement and Declaration of Trust of the Acquiring Trust dated as of September 10, 2024 (the “Acquiring Trust Declaration”) and the Bylaws of the Acquiring Trust (the “Acquiring Trust Bylaws,” together with the Acquiring Trust Declaration, the “Acquiring Trust Governing Documents”).

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Delaware Act provides flexibility to a trust organized under its jurisdiction to provide for many of the terms of its governance in its declaration or other instrument of trust. The IMST Trust Declaration provides that the business of the IMST Trust is managed by the Trustees and in construing the provisions of the IMST Trust Declaration, the presumption is in favor of a grant of power to the Trustees. The Acquiring Trust Declaration provides that the business of the Acquiring Trust is managed by the Trustees and in construing the provisions of the Acquiring Trust Declaration, the presumption is in favor of a grant of power to the Trustees. The IMST Trust Declaration provides that by becoming a shareholder of a Target Fund, each shareholder will be expressly held to have agreed to be bound by the provisions of the IMST Trust Declaration. The Acquiring Trust Declaration also provides that by becoming a shareholder of an Acquiring Fund, each shareholder will be expressly held to have agreed to be bound by the provisions of the Acquiring Trust Declaration.

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Shares of Beneficial Interest. The Trustees of the IMST Trust have the power to issue unlimited shares, authorize the division of shares into separate series, and authorize the division of series into separate classes of shares without shareholder approval. The IMST Trust Declaration provides that the Trustees may establish and designate variations in the relative rights and preferences as between the different series. All shares when issued under the IMST Trust Declaration on the terms determined by the Trustees will be fully paid and non-assessable. The Trustees have the authority to provide from time to time that the holders of shares of any series or class will have the right to convert or exchange such shares for or into shares of one or more other series or classes or for interests in one or more other trusts, corporations, or other business entities (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees from time to time. The Trustees also have the authority, without the approval of the shareholders of any series unless otherwise required by the 1940 Act, to combine the assets and liabilities held with respect to any two or more series into assets and liabilities held with respect to a single series.

The Trustees of the Acquiring Trust have the power to issue unlimited shares, authorize the division of shares into separate series, and authorize the division of series into separate classes of shares without shareholder approval. The Acquiring Trust Declaration provides that the Trustees may establish and designate variations in the relative rights and preferences as between the different series. All shares when issued under the IMST Trust Declaration on the terms determined by the Trustees will be fully paid and non-assessable. The Trustees have the authority to provide from time to time that the holders of shares of any series or class will have the right to convert or exchange such shares for or into shares of one or more other series or classes or for interests in one or more other trusts, corporations, or other business entities (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees from time to time. The Trustees also have the authority, without the approval of the shareholders of any series unless otherwise required by the 1940 Act, to combine the assets and liabilities held with respect to any two or more series into assets and liabilities held with respect to a single series.

Terms of Trustees; Removal of Trustees. The IMST Trust Declaration provides that the Trustees of the IMST Trust may fix the number of Trustees constituting the Board; provided, however, that the number of Trustees will in no event exceed twenty (20). The Acquiring Trust Declaration provides that the Trustees of the Acquiring Trust may fix the number of Trustees constituting the Board; provided, however, that the number of Trustees will in no event be less than one (1) nor more than twenty (20). The IMST Trust permits a Trustee be removed by a vote of two-thirds (2/3) of the shareholders holding shares entitled to vote at a meeting called for that purpose or by written instrument signed by at least two-thirds (2/3) of the Trustees or two-thirds (2/3) of the outstanding shares. The Acquiring Trust permits a Trustee to be removed by action of at least two-thirds (2/3) of the Trustees or by a vote of at least two-thirds of the shareholders holding shares entitled to vote and a meeting called for that purpose.

Trustees’ Liability and Indemnification. The IMST Trust Declaration provides that the IMST Trust will indemnify to the fullest extent permitted by law each of its Trustees against all liabilities and expenses (including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding of any kind and nature whatsoever, whether brought in the right of the IMST Trust or otherwise, and whether of a civil, criminal or administrative nature, before any court or administrative or legislative body, including any appeal therefrom, in which he or she may be involved as a party, potential party, non-party witness or otherwise or with which he may be threatened, while as an indemnified person or thereafter, by reason of being or having been such an indemnified person, except against any liability to the IMST Trust or its shareholders to which such indemnified person would otherwise be subject by reason of bad faith, willful misconduct, or gross negligence of his duties involved. Expenses, including accountants’ and counsel fees so incurred by any such indemnified person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the IMST Trust or a series in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts so paid to the IMST Trust if it is ultimately determined that indemnification of such expenses is not authorized under the IMST Trust Declaration and either (i) such indemnified person provides security for such undertaking, (ii) the IMST Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such indemnified person ultimately will be found entitled to indemnification.

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Shareholder Meetings. Under the IMST Trust Governing Documents, a meeting of the shareholders may be called by the Trustees for the purposes of electing Trustees and for taking action upon any other matter deemed by the Trustees to be necessary or desirable. The IMST Trust Governing Documents provide that meetings of the shareholders will be called by any Trustee upon written request of shareholders holding, in the aggregate, not less than 10% of the shares, such request specifying the purpose or purposes for which such meeting is to be called. The IMST Trust Governing Documents further provide that a meeting of shareholders may be held by means of remote communication. Written notice of any meeting of shareholders will be given or caused to be given by the Trustees by mailing such notice at least seven (7) days before such meeting, postage prepaid, stating the time and place of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the IMST Trust.

Voting Rights. The 1940 Act provides that shareholders of the Target Funds have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. The IMST Trust Governing Documents provide that shareholders have the right to vote (a) for the election and removal of Trustees to the extent required by law, including filling any vacancies on the IMST Trust Board, at a meeting called for that purpose by the Target Funds’ Board, or, to the extent provided by the 1940 Act, the shareholders; (b) to approve additional matters as may be required by law, the governing documents, or any registration statement filed with the SEC or any state; or (c) on such other matters as the Trustees may consider necessary or desirable.

The IMST Trust Governing Documents further provide that each shareholder is entitled to one vote for each full share held, and a fractional vote for each fractional share held, and that each Target Fund will vote separately on matters relating solely to it. Shareholders of the Funds are not entitled to cumulative voting in the election of Trustees.

Shareholder Liability. The IMST Trust Governing Documents and Acquiring Trust Governing Documents generally provide that shareholders will not be subject to personal liability for the obligations of a fund.

Inspection Rights. The IMST Trust permits records of the IMST Trust be open to inspection by shareholders to the same extent as is permitted stockholders of a Delaware business corporation under the Delaware business corporation law.

Involuntary Redemption by Trust. Under the IMST Trust Declaration, the IMST Trust will have the right to redeem shares of any shareholder at the net asset value for any reason under the terms established by the Trustees from time to time including but not limited to: at any time, if the Trustees determine in their sole discretion and by vote of a Majority of the Trustees that it is in the best interest of the Trust, or any Series or Class thereof, to so redeem; or upon such other conditions as may from time to time be determined by the Trustees and set forth in the current Prospectus of the Trust with respect to maintenance of Shareholder accounts of a minimum or maximum amount or percentage.

Under the Acquiring Trust Declaration, the Acquiring Trust will have the right to redeem shares of any shareholder at the net asset value for any reason under the terms established by the Trustees from time to time including but not limited to: the determination of the Trustees that direct or indirect ownership of Shares of the Trust or any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Code (or any successor statute thereto), or the failure of a Shareholder to supply a tax identification number if required to do so, or to have the minimum investment required.

Quorum and Voting. Except as otherwise required by the 1940 Act or other applicable law, thirty-three and one-third percent (33 1/3%) of the shares present or represented by proxy and entitled to vote at a shareholder meeting will constitute a quorum for both the IMST Trust and Acquiring Trust. If a quorum is present at any meeting, a majority of the shares voted decide any question, except if a plurality vote is necessary for the election of Trustees. If the 1940 Act requires approval of a majority of the outstanding voting securities, then the vote required by the 1940 Act is the lesser of: (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

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Submission of Shareholder Proposals. The IMST Trust does not have provisions in its governing documents that require shareholders to provide advance notice to the Target Funds, as applicable, in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the Target Funds, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the Target Funds are limited to only those matters, including the nomination and election of Trustees, which are properly brought before the meeting. These requirements are intended to provide the Target Funds’ Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at an annual or special shareholder meeting.

Derivative Actions. Under the Delaware Act, a shareholder may bring a derivative action if Trustees with authority to do so have refused to bring the action or if a demand upon the Trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about or (2) acquired the status of shareholder by operation of law or pursuant to the governing instruments from a person who was a shareholder at the time of the transaction. The Acquiring Trust Governing Document provides additional conditions a shareholder must meet in order to bring a derivative action on behalf of the Acquiring Trust.

For the avoidance of doubt, the limitations stated herein regarding the ability of Acquiring Funds’ shareholders to bring a derivative action do not apply to claims brought under the federal securities laws.

Forum Selection. The IMST Trust Declaration does not contain a provision regarding forum selection. The Acquiring Trust includes a provision which limits all claims, except those brought under federal securities law, to either the United States District Court of the Southern District of New York or the Court of Chancery of the State of Delaware or the Superior Court of Delaware.

Preemptive Rights. Under the IMST Trust Declaration and Acquiring Trust Declaration, shareholders will have no preemptive or other right to subscribe to any additional shares or other securities issued by the respective Trust or any series.

Amendment of Governing Documents. Except as otherwise required by applicable law, the Target Funds’ Board generally has the right to amend the governing instruments without shareholder approval; provided that the amendment would not adversely affect the rights of any shareholder. The IMST Trust Bylaws may be amended, and/or restated at any time, without shareholder approval. Except as otherwise required by applicable law, the Acquiring Funds’ Board generally has the right to amend the governing instruments without shareholder approval. The IMST Trust and Acquiring Trust Bylaws may be amended, and/or restated at any time, without shareholder approval.

Comparison of Management of the Funds

The Investment Adviser

Palmer Square Capital Management LLC, a Delaware limited liability company formed in 2009 which maintains its principal offices at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, acts as the investment adviser to the Target Funds pursuant to an investment advisory agreement with the IMST Trust. The Advisor is an investment adviser registered with the SEC and provides investment advice to open-end funds, private investment funds, and institutional and high net worth clients. The Advisor has approximately $34.2 billion in assets under management as of April 30, 2025.

Palmer Square Capital serves as the investment adviser to the Target Funds pursuant to an Investment Advisory Agreement between Palmer Square Capital and the IMST Trust, on behalf of the Target Funds (the “Current Advisory Agreement”). Palmer Square Capital will serve as the investment adviser to the Acquiring Funds pursuant to an investment advisory agreement between Palmer Square Capital and the Acquiring Trust, on behalf of the Acquiring Funds (the “New Advisory Agreement”). The fees payable to Palmer Square Capital under the Current Advisory Agreement and under the New Advisory Agreement are identical. Under each Agreement, the investment adviser is paid a management fee, which is paid monthly, at the annual rate of 0.49% of the average daily net assets of the Income Plus Fund and at the annual rate of 0.25% of the average daily net assets of the Ultra-Short Fund. During the fiscal year ended June 30, 2024, the Target Income Plus Fund paid Palmer Square Capital a fee of 0.49% of average daily net assets. During the fiscal year ended June 30, 2024, the Target Ultra-Short Fund paid Palmer Square Capital a net fee of 0.16% of average daily net assets. The services provided by Palmer Square Capital under the Current Advisory Agreement and by Palmer Square Capital under the New Advisory Agreement are substantially the same.

Palmer Square Capital has contractually agreed to waive its fees and/or pay for operating expenses of the Target Funds to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed (i) 0.75% of the average daily net assets of the Target Income Plus Fund–Class I Shares, (ii) 0.60% of the average daily net assets of the Target Income Plus Fund–Class T Shares, and (iii) 0.50% of the average daily net assets of the Target Ultra-Short Fund. This agreement is in effect until October 31, 2026, with respect to the Target Ultra-Short Fund, and it may be terminated before such date only by the IMST Trust’s Board. With respect to the Acquiring Ultra-Short Fund, this agreement is in for an initial period of two years, and it may be terminated before such date only by the Acquiring Trust’s Board. Palmer Square Capital is permitted to seek reimbursement from each Fund, subject to certain limitations, of fees waived or payments made to the Fund (including the predecessor fund) for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

If the Reorganizations are consummated, Palmer Square Capital has also agreed to limit the total annual fund operating expense ratio of each Acquiring Fund to the total annual fund operating expense ratio of the corresponding Target Fund for the twelve (12) months ending on the last completed calendar month prior to the closing of the Reorganization, in each case for a period of at least two years following the Reorganization. Total annual operating fund expenses shall have the meaning set forth in the operating expense agreement, as described above.

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A discussion of the factors the IMST Trust Board considered in approving the Current Advisory Agreement is included in the IMST Trust’ Form N-CSR filing with respect to the Target Funds for the period ended December 31, 2024. A discussion of the factors that the Acquiring Trust Board considered in approving the New Advisory Agreement will be included in the Acquiring Trust’s next Form N-CSRS filing with respect to the Acquiring Funds, when available.

Portfolio Managers

The portfolio managers of the Target Funds, as discussed below, will be identical for the Acquiring Funds. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Target Funds.

Angie K. Long, CFA. Ms. Long has been the Chief Investment Officer of the Advisor since February 2011. She is a member of the Advisor’s Investment Committee and has key responsibilities for all investment-related activities with a particular focus on portfolio construction and risk management. Prior to joining the Advisor, Ms. Long worked for JPMorgan Chase & Co. in New York from 1998 to 2011. There, she held a variety of management and trading roles, including Deputy Head of Credit Trading for North America, Head of High Yield Trading, and Head of Credit Derivatives Trading. She has been a trader and investor within many products and strategies including high yield bonds, high yield credit derivatives, distressed debt, capital structure arbitrage and structured credit. Among other career achievements, Ms. Long is credited with creating the High Yield Debt Index, the first liquid credit trading index. She was named a managing director of JPMorgan Chase & Co. at age 29. She was responsible for building JPMorgan’s High Yield Credit Derivatives business and Credit Options business. She received a bachelor’s degree in Economics from Princeton University in 1997 and is a CFA® charterholder.

Christopher D. Long. Mr. Long is the Chief Executive Officer and founder of the Advisor and is responsible for the Advisor’s alternative and credit investments business, managing both the firm’s investment activities and operations as well as defining its investment policy. Prior to founding the Advisor, Mr. Long was a Managing Director and Investment Committee Member at Prairie Capital Management, LLC (“Prairie”) from 2006 to 2009, where he was one of the team members responsible for the firm’s proprietary alternative investment products. Prior to joining Prairie, Mr. Long was at various New York City-based firms including Sandell Asset Management, Corp. (“Sandell”), a multi-billion-dollar multi-strategy hedge fund, where he, as a Research Analyst, invested in both equity and debt securities from 2005 to 2006. Prior to Sandell, he worked at Morgan Stanley in the Credit Derivatives and Distressed Securities Group as an Associate, focusing on the firm’s proprietary investments during the summer of 2004. Before Morgan Stanley, Mr. Long worked at TH Lee Putnam Ventures, a $1.1 billion private equity fund sponsored by Thomas H. Lee Partners and Putnam Investments, from 1999 to 2003. Mr. Long started his career at JPMorgan & Co. in Leveraged Finance and Mergers & Acquisitions (FIG Group), advising corporations and private equity firms on investment banking and capital markets, from 1997 through 1999. Mr. Long received an MBA from the Harvard Business School in 2005, and an undergraduate degree in Economics, cum laude, from Princeton University in 1997.

Jon R. Brager, CFA. Mr. Brager is a Senior Credit Analyst and Portfolio Manager with responsibilities for the firm’s long/short and corporate credit strategies. In his role, Mr. Brager conducts fundamental credit research, generates investment ideas and assists in the portfolio management of opportunistic credit products. Mr. Brager has 16 years of professional experience, including 11 years in the global credit markets spanning analyst, trading and portfolio management roles. Prior to joining Palmer Square in 2015, he was a Senior Analyst at Hermes Investment Management, a London-based asset manager. At Hermes, Mr. Brager’s focus was credit research coverage of the auto, basic material, and industrial sectors. Before that, Mr. Brager was a portfolio manager for a multi-strategy credit fund at BCM & Partners, LLP, having spent several years before that as a credit analyst at BCM and LNG Capital, LLP. Mr. Brager started his career as a systems engineer at Lockheed Martin Missiles & Fire Control in Dallas. Mr. Brager earned an MBA from London Business School, a Master’s degree in Economics from Southern Methodist University as well as Bachelor’s degrees in Mathematics and Management Science. He is also a CFA® charterholder.

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Service Providers

Below is information on the service providers to the Target Funds and the Acquiring Funds. Except with respect to the independent registered public accounting firm and transfer agent, each service provider to the Acquiring Funds will be different from the service provider to the Target Funds.

Distributor

IMST Distributors, (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as distributor to the Target Funds. Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland Maine 04101, will serve as distributor to the Acquiring Funds.

Fund Administrator, Transfer Agent and Fund Accountant

Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as fund co-administrator to the Target Funds. UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as fund co-administrator, transfer agent and fund accountant to the Target Funds.

JP Morgan Chase Bank, N.A., 70 Fargo Street, Boston, Massachusetts 02210, will serve as administrator to the Acquiring Funds.

UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, will serve as transfer agent to the Acquiring Funds.

Custodian

UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, serves as custodian for the Target Funds. JP Morgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10017, will serve as custodian for the Acquiring Funds.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait Weller”), Two Liberty Place, 50 S. 16th Street, Philadelphia, Pennsylvania 19102, serves as the independent registered public accounting firm for the Target Funds and will serve as the independent registered public accounting firm for the Acquiring Funds. Tait Weller will audit and report on the Target Funds’ and the Acquiring Funds’ annual financial statements and review certain regulatory reports and the Funds’ federal income tax returns.

Legal Counsel to the Funds

Morgan, Lewis & Bockius LLP, 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Target Funds. Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Acquiring Funds.

Federal Income Tax Matters Associated with an Investment in the Acquiring Funds

The following discussion is a general summary of material U.S. federal income tax considerations affecting each Acquiring Fund and its shareholders that are U.S. holders (as defined below). The discussion reflects applicable U.S. federal income tax laws as of the date of this Joint Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting an Acquiring Fund and its shareholders (including shareholders owning large positions in the Acquiring Fund). The discussion set forth herein does not constitute tax advice. The IRS could disagree with any conclusions set forth in this section. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in an Acquiring Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

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In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, real estate investment trusts, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of an Acquiring Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Code, or Non-U.S. holders (except as otherwise specifically provided herein). Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes each Acquiring Fund’s shares are held by U.S. holders and that such shares are held as capital assets.

A “U.S. holder” is a beneficial owner of the shares of the Acquiring Fund that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more “United States persons” (as such term is defined under the Code) have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

A “Non-U.S. holder” is a beneficial owner of shares of the Acquiring Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Acquiring Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Acquiring Fund Status. Each Acquiring Fund intends to qualify as a regulated investment company under the Code (a “RIC”). If an Acquiring Fund qualifies as a RIC and distributes to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest income, if any, over certain deductions attributable to such interest income that are otherwise disallowed, the Acquiring Fund will be relieved of U.S. federal income tax on any income of the Acquiring Fund, including long-term capital gains, distributed to shareholders. However, if an Acquiring Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. Each Acquiring Fund intends to distribute at least annually substantially all of its investment company taxable income (without regard to the deduction for dividends paid), net tax-exempt interest and net capital gain.

If an Acquiring Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Acquired Fund’s shareholders will not be deductible by the Acquiring Fund in computing its taxable income.

Under the Code, each Acquiring Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of an Acquiring Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Acquiring Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. Each Acquiring Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax.

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If an Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, an Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Certain of each Acquiring Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, each Acquiring Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Distributions. Each Acquiring Fund’s distributions are generally taxable to U.S. holders. After the end of each year, you will receive a tax statement that separates the distributions of your Acquiring Fund into different categories, including identifying ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary income tax rate; however, as further discussed below, certain ordinary income distributions received from an Acquiring Fund may be taxed at the capital gains income tax rates. Generally, you will treat all net capital gain dividends (the excess of net long-term capital gains over net short-term capital losses) as long-term capital gains regardless of how long you have owned your shares.

Distributions in excess of an Acquiring Fund’s current and accumulated earnings and profits will be treated, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of the Acquiring Fund shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain.

To determine your actual tax liability for your net capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, each Acquiring Fund may make distributions that represent a return of capital for federal income tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay a greater amount of tax in the future when shares are sold, even if you sell the Acquiring Fund shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in Acquiring Fund shares. A return of capital distribution should not be considered part of an Acquiring Fund’s dividend yield or total return of an investment in Acquiring Fund shares. The federal income tax status of your distributions from the Acquiring Funds is not affected by whether you reinvest your distributions in additional Acquiring Fund shares or receive them in cash. The income from the Acquiring Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions on Acquiring Fund shares made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to any dividends received from an Acquiring Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by an Acquiring Fund from certain corporations may be reported by the Acquiring Fund as being eligible for the dividends received deduction provided certain holding period and other requirements are satisfied by both the Acquiring Fund and the U.S. holder.

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Capital Gains and Losses and Certain Ordinary Income Dividends. If you are a U.S. holder that is an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described below.

Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Acquiring Fund shares to determine your holding period. However, if you receive a capital gain dividend from an Acquiring Fund and sell your Acquiring Fund shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a RIC such as an Acquiring Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by an Acquiring Fund itself. Each Acquiring Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend that is eligible for the capital gains tax rates.

Medicare Tax. An additional 3.8% “Medicare tax” is imposed on the net investment income of U.S. holders that are individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of U.S. holders that are estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of an Acquiring Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of an Acquiring Fund’s taxable distributions and gains on the sale of Acquiring Fund shares may be subject to this additional tax.

Sale of Shares. If you sell or redeem your Acquiring Fund shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Acquiring Fund shares from the amount you receive in the transaction. Your tax basis in your Acquiring Fund shares is generally equal to the cost of your Acquiring Fund shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your Acquiring Fund shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements. Any loss upon the sale or exchange of Acquiring Fund shares held for six months or less will be treated as long-term capital loss to the extent of any net capital gain dividends you received with respect to such shares and any loss realized on a sale or exchange of Acquiring Fund shares generally will be disallowed if you acquire other shares of the Acquiring Fund or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the Acquiring Fund shares. In such case, the basis of the Acquiring Fund shares acquired will be adjusted to reflect the disallowed loss. Capital losses are subject to limitations under the Code.

Non-U.S. Tax Credit. Each Acquiring Fund may invest in non-U.S. securities and may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. Neither Acquiring Fund expects to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Acquiring Fund, with the result that U.S. holders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Acquiring Fund’s payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Acquiring Fund’s taxable income.

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Non-U.S. Holders. If you are a Non-U.S. holder, you should be aware that, generally, subject to applicable tax treaties, distributions from an Acquiring Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Acquiring Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a Non-U.S. holder from an Acquiring Fund that are properly reported by the Acquiring Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Acquiring Fund makes certain elections and certain other conditions are met. Distributions from an Acquiring Fund that are properly reported by the Acquiring Fund as an interest-related dividend attributable to certain interest income received by the Acquiring Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Acquiring Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain Non-U.S. holders, provided that the Acquiring Fund makes certain elections and certain other conditions are met. Each Acquiring Fund may choose not to make such elections even if they are otherwise available.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations that currently can be relied upon eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in Certain Non-U.S. Corporations. If an Acquiring Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Acquiring Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. No Acquiring Fund will be able to pass through to its shareholders any credit or deduction for such taxes. Each Acquiring Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Acquiring Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Acquiring Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of a 4% excise tax that can be imposed if a RIC fails to meet certain calendar year distribution requirements contained in the Code. Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding. The Acquiring Fund may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to a shareholder if a U.S. holder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if a U.S. holder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s federal income tax liability.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Acquiring Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

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Buying and Selling Acquiring Fund Shares

Share Price

The offering price of each Acquiring Fund’s shares is the NAV. Each Acquiring Fund’s NAV is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the NYSE on each day the NYSE is open for trading. If, for example, the NYSE closes at 1:00 p.m. Eastern time, each Acquiring Fund’s NAV would still be determined as of 4:00 p.m. Eastern time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Advisor determines that a “fair value” adjustment is appropriate due to subsequent events. Each Acquiring Fund’s NAV is determined by dividing the value of the Acquiring Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. Each Acquiring Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which an Acquiring Fund does not value its shares, which may significantly affect the Acquiring Fund’s NAV on days when you are not able to buy or sell Acquiring Fund shares.

The Acquiring Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Acquiring Trust Board has designated the Advisor as each Acquiring Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Acquiring Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor adopted and implemented policies and procedures to be followed when an Acquiring Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Acquiring Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor, and may result in a different price being used in the calculation of the Acquiring Fund NAV from quoted or published prices for the same securities. Fair value determinations are made by the Advisor, in good faith in accordance with procedures approved by the Board. There can be no assurance that an Acquiring Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Advisor employs fair value pricing to ensure greater accuracy in determining daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by an Acquiring Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Acquiring Funds’ NAVs are determined. If the event may result in a material adjustment to the price of an Acquiring Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), an Acquiring Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Acquiring Fund’s NAV.

Other types of portfolio securities that the Advisor may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there are no current market value quotations.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Purchase of Shares

This Joint Proxy Statement/Prospectus offers two classes of shares of the Acquiring Income Plus Fund and one class of shares of the Acquiring Ultra-Short Fund.

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Shares of an Acquiring Fund are available for investment only by clients of financial intermediaries or broker-dealers that have entered into an agreement with the Acquiring Fund or the Distributor; employee-sponsored retirement plans, foundations, endowments, and other institutional investors; officers, trustees, directors, and employees (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Acquiring Fund, Advisor or any of its affiliates; and other funds or accounts for which Palmer Square or any of its affiliates serves as investment adviser or manager. To purchase shares of an Acquiring Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
All Accounts – I Class	$250,000	None
T Class	$5,000,000	None

Shares of an Acquiring Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a financial supermarket, investment adviser, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Acquiring Funds to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and an Acquiring Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Acquiring Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, each Acquiring Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

In-Kind Purchases and Redemptions

Each Acquiring Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Acquiring Fund. Each Acquiring Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Acquiring Fund. In-kind purchases and redemptions are generally taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in an Acquiring Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at an Acquiring Fund’s discretion. You may purchase additional shares of an Acquiring Fund by sending a check together with the investment stub from your most recent account statement to the Acquiring Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in an Acquiring Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of the Acquiring Fund. Such shares are acquired at NAV on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Acquiring Fund shares are automatically reinvested in shares of the same class of the Acquiring Fund paying the dividend or distribution. This instruction may be made by writing to the Acquiring Funds’ transfer agent, UMB Fund Services, Inc. (the “Transfer Agent”), or by telephone by calling 1-800-736-1145. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Acquiring Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Acquiring Fund reserves the right to reinvest the distribution check in your account at the Acquiring Fund’s current NAV and to reinvest all subsequent distributions.

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Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security number or taxpayer identification number. Additional information is required for corporations, partnerships and other entities including the name, residential address, date of birth and Social Security number of the underlying beneficial owners and authorized control persons of entity owners. Applications without such information will not be considered in good order. Each Acquiring Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Acquiring Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Timing and Nature of Requests

The purchase price you will pay for an Acquiring Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Acquiring Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Palmer Square Funds. All requests received in good order before 4:00 p.m. (Eastern time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker-dealer or other financial intermediary	Each Fund is offered only through certain approved financial intermediaries (and their agents). A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. A Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Funds or for additional information.

By mail	A Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, a Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. dollars and drawn on U.S. financial institutions.

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To buy shares directly from a Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled, and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail Palmer Square Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Palmer Square Funds 235 West Galena Street Milwaukee, Wisconsin 53212

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone	To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-800-736-1145 and you will be allowed to move money in amounts of at least $100 but not greater than $50,000, from your bank account to the applicable Fund’s account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern time) on a business day, shares will be purchased in your account at the NAV calculated on that day. Orders received at or after 4:00 p.m. (Eastern time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

By wire	To open an account by wire, a completed account application form must be received by a Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.
[ABA Number 101000695]
For credit to Palmer Square Funds
A/C # 9871917185]
For further credit to:
Your account number
Fund Name
Name(s) of investor(s)
Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-800-736-1145 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern time) on a business day to be eligible for same day pricing. The Funds and UMB Fund Services, Inc. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

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Selling (Redeeming) Fund Shares

Through a broker-dealer or other financial intermediary	If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. Such financial intermediaries are authorized to designate other financial intermediaries to receive purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.

By mail	You may redeem shares purchased directly from a Fund by mail. Send your written redemption request to Palmer Square Funds at the address indicated below. Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail Palmer Square Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Palmer Square Funds 235 West Galena Street Milwaukee, Wisconsin 53212

A Medallion signature guarantee must be included if any of the following situations apply:

• You wish to redeem more than $50,000 worth of shares;

• When redemption proceeds are sent to any person, address or bank account not on record;

• If a change of address was received by the Transfer Agent within the last 15 days;

• If ownership is changed on your account; or

• When establishing or modifying certain services on your account.

By telephone	To redeem shares by telephone, call the Funds at 1-800-736-1145 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

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If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds), you may redeem shares worth up to $50,000, by instructing the Funds by phone at 1-800-736-1145. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Funds and all of their service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

• The Fund account number;

• The name in which his or her account is registered;

• The Social Security number or taxpayer identification number under which the account is registered; and

• The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, each Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Payment of Redemption Proceeds

You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern time) will usually be sent to the address of record or the bank you indicate, or wired using the wire instructions on record, on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

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Other Redemption Information

IRA and retirement plan redemptions from accounts for which JP Morgan Chase, N.A. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by JP Morgan Chase, N.A. Shareholders who hold shares of each Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Funds generally pay sale (redemption) proceeds in cash. The Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, a Fund may also satisfy redemption requests by drawing on a line of credit or may utilize a temporary overdraft facility offered through its custodian, JP Morgan Chase, N.A., in order to assist the Fund in meeting redemption requests. The Funds use these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of a Fund’s remaining shareholders, each Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. The Funds may redeem shares in kind during both normal and stressed market conditions. Generally, in kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. If a Fund redeems your shares in kind, you will bear any market risks associated with investment in those securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Funds may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Funds will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of a Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Funds, report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

Each Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than a Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Acquiring Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Acquiring Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Acquiring Trust takes steps to reduce the frequency and effect of these activities on the Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, the Acquiring Trust may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in a Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Acquiring Trust makes efforts to identify and restrict frequent trading, the Acquiring Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Acquiring Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Acquiring Trust believes is consistent with the interests of Fund shareholders.

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Monitoring Trading Practices

The Acquiring Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Acquiring Trust believes that a shareholder of a Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Acquiring Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Acquiring Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;

•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

•	reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•	reject any purchase or redemption request that does not contain all required documentation; and

•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege. You may exchange shares of each Fund for shares of the other Fund. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other Fund. You may realize either a gain or loss on those shares and will be responsible for paying any applicable taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s) and is signed by all shareholders on the account. In order to limit expenses, each Fund reserves the right to limit the total number of exchanges you can make in any year.

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Distribution and Service Plan of the Acquiring Funds

Each Acquiring Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually, typically in December. A Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

Payments to Financial Intermediaries

With respect to the Target Funds and Acquiring Funds, the Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Funds on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganizations. As of the Record Date, the Acquiring Funds had not commenced operations and did not have any shareholders.

As of the Record Date, each Target Fund’s shareholders of record and/or beneficial owners who owned 5% or more of the Target Fund’s shares are set forth below:

Palmer Square Income Plus Fund

Name and Address	% Ownership	Type of Ownership
[•]	[•]%	[•]
[•]	[•]%	[•]

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Palmer Square Ultra-Short Duration Investment Grade Fund

Name and Address	% Ownership	Type of Ownership
[•]	[•]%	[•]
[•]	[•]%	[•]

[As of the Record Date, the officers and trustees of the IMST Trust, as a group, owned less than 1% of the outstanding shares of the Target Income Plus Fund and the Target Ultra-Short Fund.]

GENERAL INFORMATION

VOTING SECURITIES AND VOTING INFORMATION

General

At the close of business on the Record Date, the Target Funds had shares of beneficial interest issued and outstanding as follows:

Target Fund	Shares Outstanding
Target Income Plus Fund	[•]
Target Ultra-Short Fund	[•]

Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Quorum

The presence, in person or by proxy, of the holders of at least one-third of the outstanding shares of beneficial interest of a Target Fund entitled to vote at the Meeting is necessary to constitute a quorum for the Target Fund at the Meeting. For purposes of determining the presence or absence of a quorum, shares present at the Meeting that are not voted, or abstentions, and broker non-votes, if any, will be treated as present for purposes of determining the existence of a quorum. A “broker non-vote” occurs when a broker or nominee indicates it has not received voting instructions from a shareholder and is barred from voting the shares without such shareholder instructions because the proposal is considered non-routine. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Each Target Fund’s Reorganization proposal is considered non-routine. Accordingly, because shareholders of each Target Fund are being asked to vote only on a non-routine proposal, it is expected that there will be no broker non-votes at the Meeting.

With respect to each Target Fund, the meeting may be adjourned from time to time by the chair of the meeting or by vote of the majority of the shares represented at that meeting, either in person or by proxy to another date and time, whether or not a quorum is present, and the meeting may be adjourned without further notice unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than ninety (90) days from the date set for the original meeting in which case the Board of Trustees shall set a new record date.

Required Vote

Shareholders of each Target Fund will vote separately on its Reorganization. An affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of a Target Fund or (ii) 67% or more of the shares of a Target Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, is required to approve that Target Fund’s Reorganization proposal.

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Voting Rights

If (a) a quorum is not present at the Meeting, or (b) a quorum is present but sufficient votes in favor of the applicable Reorganization proposal have not been obtained by a Target Fund, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Target Fund, without further notice to the shareholders of the Target Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the applicable Reorganization proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than ninety (90) days from the date set for the original meeting in which case the Board of Trustees shall set a new record date. At any adjourned meeting, the IMST Trust may transact any business which might have been transacted at the original Meeting.

A shareholder of a Target Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the IMST Trust Declaration to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of an Acquiring Fund that they receive in the transaction at their then-current NAV. Shares of a Target Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of a Target Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The IMST Trust Board is not aware of any other matters to come before the Meeting.

Revocation of Proxies

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

a.	delivering written notice of the proxy’s revocation to the President or Secretary of the IMST Trust at the above address prior to the Meeting;

b.	submitting a properly executed proxy bearing a later date, but dated prior to the Meeting;

c.	submitting a subsequent telephone vote; or

d.	attending and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting.

How Proxies Will Be Voted

All proxies solicited by the Target Funds’ Board that are properly executed and received prior to the Meeting, and that are not revoked, will be exercised at the Meeting in accordance with the instructions marked on the proxy. If no instructions are specified, shares represented by properly authorized proxies will be voted FOR the proposals described in this Joint Proxy Statement/Prospectus.

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If you hold your shares in “street name” (that is, through a broker or other nominee), your broker or nominee will not vote your shares unless you provide instructions to your broker or nominee on how to vote your shares. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.

Expenses and Solicitation of Proxies

The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs in connection with the solicitation of proxies will be borne by the Advisor. In order to obtain the necessary quorum for a Target Fund at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Target Funds, the Advisor, the Fund’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Target Funds to assist in proxy solicitations. The costs associated with proxy solicitation by Broadridge Financial Solutions, Inc. are not anticipated to exceed $120,000. None of the Funds will pay any representatives of a Fund or the Advisor any additional compensation for their efforts to supplement proxy solicitation.

Shareholder Proposals

The governing instruments of the IMST Trust do not require that the Target Funds hold annual meetings of shareholders. The Target Funds are, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements, plans of distribution, or of a change in the fundamental investment policies, objectives or restrictions of the Target Funds. The IMST Trust also would be required to hold a shareholder meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The IMST Trust Governing Documents generally provide that a shareholder meeting shall be called upon written request of the holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting for the purpose of voting upon removal of any trustee.

Shareholders of the Target Funds wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to the IMST Trust a reasonable time before the Target Funds’ Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of the Target Funds may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by the Target Funds within a reasonable period of time before the Target Funds’ Board’s solicitation relating to that meeting is made. Written proposals with regard to the Target Funds should be sent to the Secretary of the IMST Trust, at the address of the Target Funds. If the proposed Reorganizations are approved and completed, shareholders of the Target Funds will become shareholders of the Acquiring Funds and, thereafter, will be subject to the shareholder proposal requirements of the Acquiring Funds.

Shareholder Communications

Target Fund shareholders who would like to communicate with the IMST Trust Board or any individual trustee should write to the attention of the Secretary of the Target Fund, at 235 W. Galena Street, Milwaukee, Wisconsin 53212. The letter should indicate that you are a shareholder of the Target Fund. If the communication is intended for a specific trustee and so indicates, it will be sent only to that trustee. If a communication does not indicate a specific trustee, it will be sent to the independent chair and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Annual Report Delivery

Annual reports to shareholders of record of the Acquiring Funds and, if the Reorganizations are not consummated, to shareholders of the Target Fund, will be sent following the applicable Fund’s next fiscal year end. The Target Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Target Fund at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, or by calling 816-994-3200. As the Acquiring Fund has not yet commenced operations it does not yet have an annual or semi-annual report.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 25, 2025

The Joint Proxy Statement/Prospectus is available at palmersquarefunds.com. For more information, shareholders of the Target Fund may also contact the Target Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Target Funds who share an address, unless the Target Funds have received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Information

A list of shareholders of the Target Funds entitled to be present and to vote at the Meeting will be available at the offices of the IMST Trust, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, for inspection by any shareholder of the Target Funds during regular business hours beginning two days after the date of the Notice of Special Meeting of Shareholders included with this Joint Proxy Statement/Prospectus and continuing through the Meeting.

OTHER BUSINESS

The IMST Trust Board knows of no business to be brought before the Meeting other than the matters set forth in this Joint Proxy Statement/Prospectus. Should any other matter requiring a vote of the shareholders of a Target Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Target Fund and its shareholders.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU NEED ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL APPLICABLE TO YOU OR HOW TO VOTE YOUR SHARES, CALL Broadridge Financial Solutions Inc. AT 844-202-7129 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

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Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (this “Agreement”) is made as of [•], 2025, by and between Palmer Square Funds Trust, a Delaware statutory trust (the “Acquiring Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each series, an “Acquiring Fund,” and together, the “Acquiring Funds”), and Investment Managers Series Trust, a Delaware statutory trust (the “Target Entity”), separately on behalf of its series identified on Exhibit A hereto (each series a “Target Fund,” and together, the “Target Funds”). Palmer Square Capital Management LLC (“Palmer Square”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraph 7.2.

WHEREAS, each Acquiring Fund is a series of the Acquiring Entity, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Target Fund is a series of the Target Entity, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, this Agreement is adopted as a “plan of reorganization” within the meaning of the U.S. Treasury regulations under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision, and each reorganization between a Target Fund and the corresponding Acquiring Fund contemplated hereunder is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, or any successor provision;

WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth on Exhibit A hereto) to enter into a transaction pursuant to which (i) the Acquiring Fund will acquire all of the Assets (as such term is defined in paragraph 1.2 herein) of the Target Fund in exchange for (A) the assumption by the Acquiring Fund of all of the Liabilities (as such term is defined in paragraph 1.3 herein) of the Target Fund and (B) the number of full and fractional shares of each class of shares of the Acquiring Fund as set forth in Exhibit A (“Acquiring Fund Shares”) with an aggregate net asset value equal to the aggregate net asset value of the corresponding class of shares of the Target Fund being acquired, and (ii) the Target Fund will distribute, pro rata by class, all the Acquiring Fund Shares, to shareholders of record of the Target Fund, in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization,” and collectively, the “Reorganizations”);

WHEREAS, the Board of Trustees of the Target Entity, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Target Entity, has determined that (1) participation in each Reorganization is in the best interests of the applicable Target Fund and (2) the interests of the existing shareholders of each Target Fund would not be diluted as a result of the applicable Reorganization; and

WHEREAS, the Board of Trustees of the Acquiring Entity, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Entity, has determined that participation in each Reorganization is in the best interests of the applicable Acquiring Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATIONS AND FUND TRANSACTIONS

1.1           The Reorganizations. It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the other, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. For ease of administration, a single document is being executed to enable each Target Fund and the corresponding Acquiring Fund to enter into the transactions under this Agreement. This Agreement shall be construed, to the extent relevant, as if each Reorganization between a Target Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement, and as if each Target Fund and the Acquiring Fund had executed a separate agreement. Subject to the requisite approval of the applicable Target Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Closing (as defined in paragraph 3.1), each Target Fund shall assign, deliver and otherwise transfer all of its Assets to the corresponding Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities of the corresponding Target Fund, and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares of each class, with an aggregate net asset value equal to the aggregate net asset value of the corresponding class of shares of the Target Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2           Assets of the Target Funds. The assets of each Target Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all rights of the Target Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Effective Time, books and records, and any other property owned by the Target Fund at the Effective Time (collectively, the “Assets”).

1.3           Liabilities of the Target Funds. Each Target Fund will use its best efforts to discharge all of its known liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Target Fund’s normal investment operations that were incurred in the ordinary course of business consistent with past practice. At the Closing, each Acquiring Fund shall assume all of the liabilities of the corresponding Target Fund, whether known or unknown, absolute, accrued, contingent or otherwise, whether or not determinable at the Closing and whether or not specifically referred to in this Agreement (collectively, the “Liabilities”).

1.4           Distribution of Acquiring Fund Shares. With respect to each Reorganization separately, immediately after the Closing, the applicable Target Fund will distribute each class of the Acquiring Fund Shares received from the corresponding Acquiring Fund pursuant to paragraph 1.1 pro rata to the record holders of the corresponding class of shares of the Target Fund, in accordance with their respective interests in the Target Fund determined as of the Effective Time (the “Target Fund Shareholders”) in complete liquidation of the Target Fund, and promptly after the Closing, the Target Entity will proceed to terminate the Target Fund in accordance with the applicable laws of the State of Delaware and the Target Entity’s Declaration of Trust and By-Laws. Such distribution and liquidation will be accomplished by the transfer of each class of Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the applicable Target Fund Shareholders of such class. The aggregate net asset value of the Acquiring Fund Shares to be so credited to each Target Fund Shareholder shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Target Fund (the “Target Fund Shares”) owned by the Target Fund Shareholder at the Effective Time. All issued and outstanding Target Fund Shares will simultaneously be redeemed and canceled on the books of the Target Fund. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with an exchange as described herein.

1.5           Recorded Ownership of Acquiring Fund Shares. For each Acquiring Fund, ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6           Filing Responsibilities of Target Funds. Any financial and tax reporting responsibility of a Target Fund, including, but not limited to, the responsibility for filing shareholder reports, financial statements, tax returns, or other similar documents with the Securities and Exchange Commission (the “Commission”), and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund up to and including the Closing Date (as defined in paragraph 3.1). Any tax returns or financial reporting filings required by law to be filed following the Closing Date shall be the responsibility of the applicable Acquiring Fund. The Target Entity will deliver to the Acquiring Funds copies of all relevant tax, accounting, books and records and will otherwise reasonably cooperate with the Acquiring Funds in connection with the preparation and filing of tax returns and financial reports covering periods that commenced prior to the Closing. For the avoidance of doubt, the Acquiring Funds are not assuming responsibility for any filings under the laws of the State of Delaware and are not assuming responsibility for any filings under federal securities laws or state securities laws with respect to the Target Funds except as expressly contemplated by this paragraph 1.6.

1.7           Termination. Each Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with such Target Fund’s governing documents, the laws of the State of Delaware, and the federal securities laws as promptly as practicable following the Closing and the distribution pursuant to paragraph 1.4.

ARTICLE II

VALUATION

With respect to each Reorganization separately, the following shall apply:

2.1           Net Asset Value of the Target Fund. The net asset value per share of each class of the Target Fund Shares shall be the net asset value per share computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation policies and procedures established by the Board of Trustees of the Target Entity; provided, however, that such computation is consistent with the valuation policies and procedures of the Acquiring Fund and, in the event of any material inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2           Net Asset Value of the Acquiring Fund. The net asset value per share of each class of the Acquiring Fund Shares shall be the same as the net asset value per share of the corresponding class of Target Fund Shares as computed in paragraph 2.1.

2.3           Calculation of Number of Acquiring Fund Shares. The number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization shall be equal to the number of full and fractional Target Fund Shares of such class owned by Target Fund Shareholders at the Effective Time.

2.4           Joint Direction of Calculation. All computations of value with respect to each Target Fund shall be made by UMB Fund Services, Inc., in its capacity as fund accountant for the Target Funds. Such computations shall be evaluated by Palmer Square, in its capacity as investment adviser for the Acquiring Funds and the Target Funds. The parties shall cooperate to resolve any material differences between the valuation policies of the Target Entity and Acquiring Entity.

2.5           Effective Time. The Effective Time shall be the time at which the Target Funds and the Acquiring Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (the “Effective Time”).

ARTICLE III

CLOSING

3.1           Closing. Each Reorganization shall close on [•], 2025, or such other date as the officers of the Acquiring Entity and the Target Entity may mutually agree with respect to either or both of the Reorganizations (the “Closing Date”). All acts taking place at the closing of a Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to in writing by the parties to such Reorganization. The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties to such Reorganization may reasonably agree.

3.2           Closing Deliverables. With respect to each Reorganization separately, the following shall apply:

(a)           The Target Entity shall direct its custodian (the “Target Custodian”) to deliver to the Acquiring Entity, at the Closing, or as soon as practicable thereafter, a certificate of an authorized officer identifying all the Target Fund’s Assets as of the Effective Time and stating that the Target Fund’s Assets have been delivered in proper form to the Acquiring Fund at the Effective Time. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian, to those persons at the custodian for the Acquiring Fund (the “Acquiring Custodian”) who have primary responsibility for the safekeeping of the Assets of the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Target Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund shall direct the Target Custodian to transfer and deliver to the Acquiring Custodian as of the Effective Time by book entry, in accordance with the customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be transferred from the Target Custodian to the Acquiring Custodian by wire transfer of federal funds or other appropriate means as of the Effective Time. If the Target Fund is unable to make such delivery as of the Effective Time in the manner contemplated by this paragraph for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this paragraph with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b)           The Target Fund shall direct its transfer agent (the “Target Transfer Agent”) to deliver to the Acquiring Entity at the Closing, or as soon as practicable thereafter, a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership of outstanding shares of each class of Target Fund Shares, as applicable, owned by each such Target Fund Shareholder immediately prior to the Closing. As promptly as practicable following the Effective Time, the Acquiring Fund shall provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s accounts on the books of the Acquiring Fund as of the Effective Time.

(c)           In the event that at the Effective Time (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) is closed to trading or trading thereupon is restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the reasonable judgment of the Acquiring Entity or the Target Entity, accurate appraisal of the value of the net Assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           Representations and Warranties of the Target Entity. With respect to each Reorganization separately, the Target Entity, for itself or, where applicable, on behalf of the Target Fund, to its knowledge, represents and warrants to the Acquiring Entity and the corresponding Acquiring Fund as follows:

(a)           The Target Fund is a duly established series of the Target Entity, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust and By-Laws, to own all its properties and assets and to carry on its business as it is presently conducted.

(b)           The Target Entity is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)           No consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained by the Target Entity for the consummation by the Target Entity, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d)           The current prospectus, statement of additional information, and shareholder report of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)           At the Effective Time, the Target Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)           The Target Entity, on behalf of the Target Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a violation of Delaware law or a material violation of its Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Entity, on behalf of the Target Fund, is a party or by which it is bound, or the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Entity, on behalf of the Target Fund, is a party or by which it is bound.

(g)           All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and other similar instruments) will terminate without liability or obligation to the Target Fund on or prior to the Effective Time.

(h)           Except as otherwise disclosed to and accepted by the Acquiring Entity, on behalf of the Acquiring Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Target Entity’s knowledge, threatened against the Target Fund or any of its properties or Assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Target Entity, on behalf of the Target Fund, knows of no facts which might form the basis for the institution of such proceedings and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or its ability to consummate the transactions herein contemplated.

(i)            The financial statements, including the notes thereto, the Financial Highlights and the Statement of Investments, of the Target Fund for each of the Target Fund’s fiscal years ended June 30, 2024, 2023, 2022, 2021 and 2020 have been audited by Tait, Weller and Baker LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such dates, and there are no known liabilities, contingent or otherwise, of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein.

(j)            The financial statements, including the notes thereto, the Financial Highlights and the Statement of Investments, of the Target Fund for the fiscal period ended December 31, 2024 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date, and there are no known liabilities, contingent or otherwise, of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein.

(k)           Since December 31, 2024, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one (1) year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (k), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(l)            All federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by or provided to the applicable recipient by the Closing Date (taking into account any applicable extensions) shall have been filed or provided, and are or will be correct and complete in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subparagraph (i) above are properly reflected on such financial statements. As of the Closing Date, to the knowledge of the Target Entity, the Target Fund will not have any tax deficiency or liability asserted or assessed against it in writing by the Internal Revenue Service or by any state or local tax authority, and it will not be under examination (either in progress or threatened) by the Internal Revenue Service or by any state or local tax authority. There are no levies, liens or other encumbrances related to taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund (other than liens for taxes not yet due and payable). No written claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a tax return that the Target Fund is, or may be, subject to taxation in that jurisdiction.

(m)           For each taxable year since the commencement of the Target Fund’s operations (or since it was first treated as a separate corporation under Section 851(g) of the Code) and subject to the accuracy of the representations set forth in paragraph 4.2(h), the Target Fund (i) has been (and will be) a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation for federal income tax purposes pursuant to Section 851(g)(1) of the Code, (ii) has met (and will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” within the meaning of Section 851 of the Code and has elected to be treated as such, (iii) has been (and will be) eligible to and has computed (and will compute) its federal income tax under Section 852 of the Code, and (iv) has not been (and will not be) liable for any material income or excise tax under Section 852 or 4982 of the Code. The Target Fund has not taken any action or caused any action to be taken or failed to take any action which action or failure would cause the Target Fund to fail to qualify as a regulated investment company. As of the time of the Closing, the Target Fund will have no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to the Target Fund.

(n)           The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against certain debtors in such a Title 11 or similar case.

(o)           All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and validly issued, fully paid and non-assessable by the Target Entity and have been offered and sold in every applicable state and the District of Columbia in compliance with applicable registration requirements and state securities laws. All of the issued and outstanding shares of the Target Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Target Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.2(b). The Target Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares, and none will be outstanding on the Closing Date.

(p)           The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Board of Trustees of the Target Entity, on behalf of the Target Fund, and this Agreement will constitute a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(q)           The information to be furnished by the Target Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal, state, and local securities and other laws and regulations thereunder applicable thereto.

(r)            The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

(s)            For each year of its operation since inception and following an initial two-year term, the Target Fund’s investment advisory agreement with Palmer Square has been properly approved by the Board of Trustees of the Target Entity pursuant to Section 15(c) of the 1940 Act.

(t)            All information provided or identified in writing by the Target Entity to the Acquiring Entity in response to formal due diligence requests relating to the Target Fund is true and correct in all material respects and contains no material misstatements or omissions with respect to the operation of the Target Fund as of the date hereof.

(u)           The books and records of the Target Fund have been made available to the Acquiring Fund, and those books and records are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

4.2           Representations and Warranties of the Acquiring Entity. With respect to each of the Reorganizations separately, the Acquiring Entity, for itself or, where applicable, on behalf of the Acquiring Fund, represents and warrants to the Target Entity and the corresponding Target Fund as follows:

(a)           The Acquiring Fund is a duly established series of the Acquiring Entity, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)           The Acquiring Entity is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect or is anticipated to be in full force and effect on the Closing Date.

(c)            No consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained by the Acquiring Entity for the consummation by the Acquiring Entity, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(d)           As of the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

(e)           The Acquiring Entity, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a violation of Delaware law or a material violation of its Declaration of Trust or Bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, or the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f)            Except as otherwise disclosed to and accepted by the Target Entity, on behalf of the Target Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending, or to the Acquiring Entity’s knowledge, threatened against the Acquiring Fund. The Acquiring Entity, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s ability to consummate the transactions herein contemplated.

(g)           At the Effective Time, the Acquiring Fund will have no assets and no liabilities. The Acquiring Fund has not commenced operations and will not commence operations until after the Effective Time. The Acquiring Fund is, and will be at the time of Closing, a new series of the Acquiring Entity created within the last twelve (12) months, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the corresponding Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Entity prior to its commencement of operations. As of the time immediately prior to the Closing, there will be no outstanding securities issued by the Acquiring Fund, other than nominal shares issued in a private placement to Palmer Square or an affiliate to secure any required initial shareholder approvals. Any shares issued by the Acquiring Fund prior to the Closing will be redeemed and cancelled prior to the Closing for an amount equal to the price for which they were issued, and any price paid for the issuance of the nominal shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(h)           As of the time immediately following the Closing, the former Target Fund Shareholders will own all the outstanding Acquiring Fund Shares. As of the time immediately following the Closing, the Acquiring Fund will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code and intends to take all steps necessary to meet the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company.”

(i)            The execution, delivery and performance of this Agreement have been duly authorized by all necessary action, if any, on the part of the Board of Trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)            The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Entity. The Acquiring Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares.

(k)            The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal, state and local securities and other laws and regulations applicable thereto.

(l)            The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

(m)           The Acquiring Fund’s investment advisory agreement with Palmer Square has been properly approved by the Board of Trustees of Acquiring Entity pursuant to Section 15(c) of the 1940 Act.

(n)           All information provided or identified in writing by the Acquiring Entity to the Target Entity in response to formal due diligence requests relating to the Acquiring Fund is true and correct in all material respects and contains no material misstatements or omissions with respect to the operation of the Acquiring Fund as of the date hereof.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1           Conduct of Business. With respect to each Reorganization, the Target Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Target Funds will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable in anticipation of the Reorganization.

5.2           Meeting of Shareholders. The Target Entity will call a joint meeting of the Target Funds so that Target Fund Shareholders of each Target Fund may separately consider and vote upon the approval of the applicable Reorganization and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           No Distribution of Acquiring Fund Shares. Each Target Fund covenants that the Acquiring Fund Shares to be issued to such Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4           Information. Each Target Fund will assist the corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of such Target Fund’s Target Fund Shares.

5.5           Other Necessary Action. Subject to the provisions of this Agreement, each Acquiring Fund and the corresponding Target Fund will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6           Proxy Statement. Each Target Fund will provide the corresponding Acquiring Fund with information regarding the Target Fund, and each Acquiring Fund will provide the corresponding Target Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a joint proxy statement/prospectus on Form N-14 (the “Proxy Statement/Prospectus”), in compliance in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder, in connection with the meeting of the respective Target Fund Shareholders to consider and vote upon the approval of the Reorganization for their Target Fund.

5.7           Liquidating Distribution. Immediately after the Closing, each Target Fund will make a liquidating distribution to its Target Fund Shareholders consisting of the Acquiring Fund Shares received by such Target Fund at the Closing.

5.8           Best Efforts. Each Acquiring Fund and each Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9           Other Instruments. The Acquiring Entity, on behalf of each Acquiring Fund, and the Target Entity, on behalf of each Target Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the corresponding Acquiring Fund’s Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets of the corresponding Target Fund, and otherwise to carry out the intent and purpose of this Agreement.

5.10         Regulatory Approvals. The Acquiring Entity, on behalf of each Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary to commence its operations after the Effective Time.

5.11         Qualification as a “Regulated Investment Company.” (a) Each Acquiring Fund will elect to be a “regulated investment company” for federal income tax purposes for its taxable year that includes the Effective Time; and (b) at all times prior to and subsequent to making such election, each Acquiring Fund will take all steps necessary to ensure that it qualifies for federal income tax purposes as a “regulated investment company.”

5.12         Qualification as a “Reorganization.” With respect to each Reorganization separately, it is the intention of the parties that such Reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, or any successor provision. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. With respect to each Reorganization, the Acquiring Fund and the Target Fund will comply with the record keeping and information filing requirements of Treasury Regulations Section 1.368-3.

5.13         Tail Insurance. For the period beginning at the Closing Date and ending not less than six (6) years thereafter, the Target Entity shall arrange for the provision of liability coverage under the Target Entity’s current policy, through the designation of the Target Funds as terminated funds under the current policy, to any former and/or current trustees and officers of the Target Funds as of the date of this Agreement, covering the actions of such trustees and officers of the Target Funds for the period(s) they served as such for a period of at least six (6) years.

ARTICLE VI

CONDITIONS PRECEDENT

6.1           Conditions Precedent to Obligations of the Target Entity. With respect to each Reorganization separately, the obligations of the Target Entity, on behalf of each Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Entity’s election, to the satisfaction or waiver of the following conditions:

(a)            All representations and warranties of Acquiring Entity, for itself or, where applicable, on behalf of the corresponding Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)           The Acquiring Entity, on behalf of the corresponding Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Entity, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Entity, on behalf of the corresponding Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Entity may reasonably request.

(c)           The Acquiring Entity, on behalf of the corresponding Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the corresponding Acquiring Fund, on or before the Effective Time.

(d)           The Target Fund and the corresponding Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization, after such number has been calculated in accordance with paragraph 2.3.

(e)            The Acquiring Entity’s Board of Trustees shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the corresponding Acquiring Fund may waive the conditions set forth in this paragraph 6.1(e).

6.2           Conditions Precedent to Obligations of the Acquiring Entity. With respect to each Reorganization separately, the obligations of the Acquiring Entity, on behalf of each Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to satisfaction or waiver the following conditions:

(a)           All representations and warranties of the Target Entity, for itself or, where applicable, on behalf of the corresponding Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time and the Target Entity, on behalf of the corresponding Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to such effect.

(b)           The Target Entity shall have caused to be prepared and delivered to the Acquiring Fund at least five (5) business days prior to the Closing Date a statement of the assets and the liabilities of the corresponding Target Fund as of such date for review and agreement by the parties to determine that the Assets and the Liabilities of the corresponding Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Entity shall have delivered to the Acquiring Fund at the Closing a statement of the Target Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of the Target Entity.

(c)           The Target Entity and the corresponding Target Fund shall have performed all the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the corresponding Target Fund, on or before the Effective Time.

(d)           The Acquiring Fund and the corresponding Target Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization, after such number has been calculated in accordance with paragraph 2.3.

(e)           The Target Entity’s Board of Trustees shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act and recommended that the Target Fund shareholders approve this Agreement. Notwithstanding anything herein to the contrary, neither the Target Fund nor the corresponding Acquiring Fund may waive the conditions set forth in this paragraph 6.2(f).

(f)           The Acquiring Entity shall have received evidence of the tail insurance set forth in paragraph 5.13.

(g)           The Closing of each Reorganizations shall be contingent on each other, provided that this condition (g) may be waived at the option of the Acquiring Entity and Palmer Square.

6.3           Other Conditions Precedent. With respect to each Reorganization separately, if any of the conditions set forth in this paragraph 6.3 have not been satisfied or waived on or before the Effective Time, the Acquiring Entity, on behalf of each Acquiring Fund, or the Target Entity, on behalf of each Target Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity’s Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Acquiring Entity and the Target Entity, on behalf of either the Acquiring Fund or the Target Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

(b)           At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquiring Entity or the Target Entity, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity and the Target Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the corresponding Target Fund.

(d)           The Acquiring Entity, on behalf of the Acquiring Fund, and the Target Entity, on behalf of the corresponding Target Fund, shall each have received an opinion of Vedder Price P.C., in a form reasonably acceptable to Morgan, Lewis & Bockius LLP with respect to the Target Fund, as to federal income tax matters, substantially to the effect that subject to the assumptions, exceptions, limitations and qualifications set forth therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)           The transfer by the Target Fund of its Assets to the corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund Shareholders in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(2)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities as part of the Reorganization.

(3)           No gain or loss will be recognized by the Target Fund upon the transfer of its Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(4)           No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares as part of the Reorganization.

(5)           The aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor by such shareholder.

(6)           The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such shares of the Target Fund were held as capital assets at the Effective Time of the Reorganization.

(7)           The tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately before the Effective Time of the Reorganization.

(8)           The holding period of the Assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

(9)           The taxable year of the Target Fund will not end as a result of the Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquiring Fund, the Target Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized for federal income tax purposes upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of representations it shall reasonably request of the Acquiring Entity, on behalf of the Acquiring Fund, and of the Target Entity, on behalf of the corresponding Target Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

(e)           The Target Custodian shall have delivered such certificates or other documents as set forth in paragraph 3.2(a).

(f)           The Target Transfer Agent shall have delivered to the Acquiring Entity a certificate of its authorized officer as set forth in paragraph 3.2(b).

(g)           The Acquiring Fund shall have issued and delivered to the Secretary of the Target Fund the confirmation as set forth in paragraph 3.2(b).

(h)           Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested in writing by such other party or its counsel.

ARTICLE VII

BROKERAGE FEES AND EXPENSES

7.1           No Broker or Finder Fees. Each Acquiring Fund and the corresponding Target Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2           Expenses of Reorganization. Whether or not this Agreement and the transactions contemplated hereby are consummated, Palmer Square or an affiliate shall be responsible for and pay the costs of each Reorganization, including reasonably documented out-of-pocket expenses of the Target Funds and the Acquiring Funds relating to the Reorganizations. The costs of each Reorganization shall include, but not be limited to, costs associated with preparation, printing and distribution of the Proxy Statement/Prospectus; legal fees and accounting fees with respect to the Reorganizations and the Proxy Statement/Prospectus; expenses of holding shareholder meetings; board meeting fees applicable to such Reorganization (other than regular quarterly meetings) and fees and costs in connection with service provider conversions. For the avoidance of doubt, expenses of each Reorganization do not include commission or other fees associated with any portfolio repositioning. Each Acquiring Fund will bear the registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify its Acquiring Fund Shares to be issued in each state in which Target Fund Shareholders are residents. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or the disqualification of the applicable Reorganization as a tax-free reorganization under Section 368(a)(1) of the Code.

ARTICLE VIII

AMENDMENTS AND TERMINATION

8.1           Amendments. This Agreement may be amended, modified or supplemented in writing in such manner as may be deemed necessary or advisable by the authorized officers of the Acquiring Entity or the Target Entity, on behalf of either the Acquiring Funds or the Target Funds, respectively; provided, however, that, with respect to each Reorganization separately, following the approval of this Agreement by the Target Fund Shareholders pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to a Target Fund under this Agreement to the detriment of the Target Fund Shareholders without their further approval.

8.2           Termination. With respect to each Reorganization separately, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Time (i) by the mutual agreement of the parties without further action by the Target Entity’s Board of Trustees or the Acquiring Entity’s Board of Trustees or by resolution of the Board of Trustees of the Acquiring Entity or the Board of Trustees of the Target Entity, on behalf of the Acquiring Fund or the Target Fund, respectively, if circumstances should develop that, in the opinion of such Board of Trustees, as applicable, make proceeding with this Agreement inadvisable; (ii) by the Target Entity, on behalf of the Target Fund, if any of the conditions precedent to its obligations set forth in Article VI have not been fulfilled or waived and it reasonably appears that such conditions will not or cannot be met; or (iii) by the Acquiring Entity, on behalf of the Acquiring Fund, if any of the conditions precedent to its obligations set forth in Article VI have not been fulfilled or waived and it reasonably appears that such conditions will not or cannot be met. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any party hereto. With respect to each Reorganization separately, in the event of termination of this Agreement prior to its consummation, pursuant to the provisions hereof, this Agreement shall become void and have no further effect, but all expenses incidental to the preparation and carrying out of this Agreement shall be paid as provided in Section 7.2 hereof.

ARTICLE IX

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., email) personal service or prepaid or certified mail addressed as follows:

If to the Acquiring Entity:

Palmer Square Funds Trust

c/o Palmer Square Capital management LLC

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, Kansas 66205

Attention: Scott Betz
Telephone: (913) 232-5685
Email: Scott@palmersquarecap.com

With copies (which shall not constitute notice) to:

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

Attention: Joseph Mannon

Telephone: (312) 609-7883

Email: jmannon@vedderprice.com

If to the Target Entity:

Investment Managers Series Trust
c/o Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

Attention: Diane J. Drake

Telephone: (626) 385-5777

Email: diane.drake@mfac-ca.com

With copies (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

Attention: Laurie Anne Dee, Esq.

Telephone: (714) 830-0679

Email: laurie.dee@morganlewis.com

ARTICLE X

MISCELLANEOUS

10.1           Entire Agreement. The Target Entity and the Acquiring Entity agree that they have not made any representation, warranty or covenant, on behalf of either a Target Fund or an Acquiring Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2           Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations contained in paragraph 7.2, shall survive the Closing.

10.3           Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.4           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

10.5           Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.6         Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

10.7         Limitation of Liability.

(a)           The Acquiring Entity is a Delaware statutory trust organized in series of which each Acquiring Fund constitutes one such series. Pursuant to the Agreement and Declaration of Trust of the Acquiring Entity and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each series of the Acquiring Entity are enforceable against the assets of such series only, and not against the assets of the Acquiring Entity generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Entity generally or any other series thereof are enforceable against the assets of such Acquiring Fund.

(b)           It is expressly agreed that the obligations of each Target Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Target Entity personally, but shall bind only the trust property of the applicable Target Fund, as provided in the Target Entity’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Target Entity on behalf of each Target Fund and signed by authorized officers of the Target Entity, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the applicable Target Fund as provided in the Target Entity’s Declaration of Trust.

It is expressly agreed that any and all obligations or liabilities arising under or in respect of this Agreement with respect to a Target Fund or in connection with the transactions contemplated herein with respect to a Target Fund shall be discharged only out of the assets of such Target Fund, and shall not otherwise be obligations or liabilities of the Target Entity, generally, and that no other series of the Target Entity shall be liable or have any obligation with respect thereto.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above.

PALMER SQUARE FUNDS TRUST, on behalf of itself and its series listed on Exhibit A, individually and not jointly		INVESTMENT MANAGERS SERIES TRUST, on behalf of itself and its series listed on Exhibit A, individually and not jointly

By:		By:
Name:	Scott A. Betz	Name:	Maureen Quill
Title:	Authorized Signer	Title:	President and Principal Executive Officer

Solely for purposes of paragraph 7.2

PALMER SQUARE CAPITAL MANAGEMENT LLC

By:
Name:	Scott A. Betz
Title:	Chief Operating Officer

Exhibit A

Schedule of Funds

Investment Managers Series Trust	Palmer Square Funds Trust
Target Fund	Corresponding Acquiring Fund
Palmer Square Income Plus Fund Class I Class T	Palmer Square Income Plus Fund Class I Class T
Palmer Square Ultra-Short Duration Investment Grade Fund	Palmer Square Ultra-Short Duration Investment Grade Fund

PROXY	PROXY

INVESTMENT MANAGERS SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 25, 2025

235 W. Galena Street, Milwaukee, Wisconsin 53212

Palmer Square Income Plus Fund

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Target Fund”) hereby appoints [________ and _________], or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Target Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September 25, 2025 at 10:00 a.m., Central time, at the offices of Palmer Square Capital Management LLC, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” EACH NOMINEE SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:
Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL

INSTRUCTIONS: TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.

	FOR	AGAINST	ABSTAIN

1. To approve the reorganization pursuant to the Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of Palmer Square Income Plus Fund (the “Target Fund”), a series of the Investment Managers Series Trust, by Palmer Square Income Plus Fund (the “Acquiring Fund”), a newly organized series of Palmer Square Funds Trust, in exchange for (i) newly issued full and fractional shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Target Fund, and (ii) the assumption by the Acquiring Fund of all liabilities of the Target Fund, followed by (b) the distribution by the Target Fund to its shareholders of record of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Fund, and the subsequent liquidation, termination and dissolution of the Target Fund.	☐	☐	☐

To transact such other business as may properly come before the Meeting.

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 25, 2025

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: [___________________________]

PROXY	PROXY

INVESTMENT MANAGERS SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 25, 2025

235 W. Galena Street, Milwaukee, Wisconsin 53212

Palmer Square Ultra-Short Duration Investment Grade Fund

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Target Fund”) hereby appoints [________ and _________], or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Target Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September 25, 2025 at 10:00 a.m., Central time, at the offices of Palmer Square Capital Management LLC, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” EACH NOMINEE SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL

INSTRUCTIONS: TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.

	FOR	AGAINST	ABSTAIN

1. To approve the reorganization pursuant to the Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of Palmer Square Ultra-Short Duration Investment Grade Fund (the “Target Fund”), a series of the Investment Managers Series Trust, by Palmer Square Ultra-Short Duration Investment Grade Fund (the “Acquiring Fund”), a newly organized series of Palmer Square Funds Trust, in exchange for (i) newly issued full and fractional shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the corresponding shares of the Target Fund, and (ii) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by (b) the distribution by the Target Fund to its shareholders of record of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Fund, and the subsequent liquidation, termination and dissolution of the Target Fund.	☐	☐	☐

To transact such other business as may properly come before the Meeting.

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 25, 2025

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: [___________________________]

The information in this preliminary statement of additional information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [•], 2025

STATEMENT OF ADDITIONAL INFORMATION

For the Reorganizations of

PALMER SQUARE INCOME PLUS FUND
Class I
Class T

and

PALMER SQUARE ULTRA-SHORT DURATION INVESTMENT GRADE FUND

each a series of Investment Managers Series Trust
235 W. Galena Street
Milwaukee, Wisconsin 53212
(414) 516-1712

with

PALMER SQUARE INCOME PLUS FUND
Class I
Class T

and

PALMER SQUARE ULTRA-SHORT DURATION INVESTMENT GRADE FUND,

each a series of Palmer Square Funds Trust
1900 Shawnee Mission Parkway, Suite 315
Mission Woods, Kansas 66205
(816) 994-3200

[•], 2025

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Joint Proxy Statement and Prospectus dated [•], 2025 (the “Joint Proxy Statement/Prospectus”) that is being furnished to shareholders of Palmer Square Income Plus Fund (the “Target Income Plus Fund”) and Palmer Square Ultra-Short Duration Investment Grade Fund (the “Target Ultra-Short Fund”), each a series of Investment Managers Series Trust, a Delaware statutory trust (the “IMST Trust”), that is registered as an open-end management investment company (each, a “Target Fund,” and together, the “Target Funds”), in connection with a joint special meeting of shareholders of the Target Funds (the “Meeting”) called by the Board of Trustees of the IMST Trust to be held at the offices of Palmer Square Capital Management LLC, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, as may be adjourned or postponed. At the Meeting, shareholders of the Target Funds will be asked to approve a reorganization pursuant to an Agreement and Plan of Reorganization between the IMST Trust, on behalf of its series, the Target Funds, and Palmer Square Funds Trust (the “Acquiring Trust” or the “Trust”), on behalf of its series, Palmer Square Income Plus Fund (the “Acquiring Income Plus Fund” or the “Income Plus Fund”) and Palmer Square Ultra-Short Duration Investment Grade Fund (the “Acquiring Ultra-Short Fund” or the “Ultra-Short Fund”) (each, an “Acquiring Fund,” and together, the “Acquiring Funds”), pursuant to which each Target Fund would reorganize into the corresponding Acquiring Fund, and shareholders of each Target Fund would become shareholders of the corresponding Acquiring Fund (each a “Reorganization”). Copies of the Joint Proxy Statement/Prospectus may be obtained at no charge by calling 816-994-3200. This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

(i)	the audited financial statements and related independent registered public accounting firm’s report contained in the Target Funds’ Form N-CSR for the fiscal year ended June 30, 2024 (SEC File No. 811-21719) (Accession Number 0001398344-24-017695);

(ii)	the unaudited financial statements contained in the Target Funds’ Form N-CSRS for the fiscal period ended December 31, 2024 (SEC File No. 811-21719) (Accession Number 0001398344-25-005149); and

(iii)	the Target Funds’ Statement of Additional Information dated October 31, 2024 (SEC File No. 811-21719) (Accession Number 0001213900-24-091207).

The Acquiring Funds currently have no assets or liabilities. Each Acquiring Fund will commence operations upon the completion of its Reorganization and will adopt the financial statements and performance history of the corresponding Target Fund, with the Target Fund being the accounting survivor of the Reorganization.

References to the “Fund” or the “Funds” as used in this Statement of Additional Information (“SAI”) refer to the Acquiring Fund or the Acquiring Funds.

i

THE TRUST AND THE FUNDS

Each Fund is a newly created, diversified, mutual fund that is a series of the Trust. The Trust was organized as a Delaware statutory trust on March 5, 2024. The Funds are registered with the U.S. Securities and Exchange Commission (“SEC”) as open-end management investment companies under the Investment Company Act of 1940, as amended, (the “1940 Act”).

The Board of Trustees of the Trust (the “Board” or “Board of Trustees” and the trustees, the “Trustees”) has the right, without shareholder approval, to establish additional series in the future; to determine the preferences, voting powers, rights and privileges thereof; and to modify such preferences, voting powers, rights and privileges. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

Each Fund is classified as a diversified fund, which means it is subject to the diversification requirements under the 1940 Act. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, government securities, and securities of other investment companies. A Fund’s classification as a diversified fund may only be changed with the approval of the Fund’s shareholders.

INVESTMENT OBJECTIVES, POLICIES, STRATEGIES AND ASSOCIATED RISKS

The following discussion supplements the description of the Funds’ investment objectives and principal investment strategies and principal risks set forth in the Joint Proxy Statement/Prospectus. Except for the fundamental investment limitations listed below (see “Fundamental and Non-Fundamental Investment Limitations”), the Funds’ investment objectives, strategies and policies are not fundamental and may be changed by sole action of the Board, without shareholder approval. A Fund will invest in any of the following instruments or engage in any of the following investment practices only if such investment or activity is consistent with such Fund’s investment objective and permitted by the Fund’s stated investment policies. The Funds might not invest in all of these types of securities or use all of these techniques at any one time. The Funds’ transactions in a particular type of security or use of a particular technique are subject to limitations imposed by the Funds’ investment objectives and principal investment strategies described in the Funds’ Joint Proxy Statement/Prospectus and/or this SAI, as well as the federal securities laws.

Investment Objective

The investment objective of each Fund is set forth under the “Summary Section” in the Funds’ Joint Proxy Statement/Prospectus.

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; public health emergencies (including widespread health crises such as the COVID-19 pandemic); China’s economic slowdown; expansion of government deficits and debt; bank failures; higher inflation; and military conflicts and wars, including those that are on going in Europe and the Middle East. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Debt Securities

The Funds may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as the Secured Overnight Financing Rate (“SOFR”). This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated by S&P, Moody’s or another Nationally Recognized Statistical Rating Organization (“NRSRO”) but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to Interest Rate and Economic Changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment Expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (i.e., “quantitative easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. In 2022, the Federal Reserve began to unwind its balance sheet by not replacing existing bond holdings as they mature (i.e., “quantitative tightening”).

Also in 2022, the Federal Reserve began raising the federal funds rate in an effort to help fight inflation. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Funds invest in derivatives tied to fixed income markets they may be more substantially exposed to these risks than a fund that does not invest in derivatives. Government interventions such as those described above may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Fixed Income Securities

Each Fund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity. A Fund may invest in investment grade corporate debt securities. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s each of which are considered an NRSRO. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. Each Fund may also invest in below investment grade corporate debt securities (commonly known as “junk bonds” or “high yield bonds”). A Fund will not invest in securities that are rated below D by S&P or Moody’s. A Fund may hold a debt security rated below D if a downgrade occurs after the security has been purchased. See Appendix A for a description of corporate bond ratings. Each Fund may also invest in unrated debt securities that the Advisor believes are of comparable quality to the rated securities in which a Fund may purchase.

Corporate Debt Securities. The Funds may invest in corporate debt securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

High Yield or “Junk” Bonds. The Funds may invest in junk bonds. Junk bonds generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such price declines will not recur. The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit each Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a debt security may affect the value of these investments. Each Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund’s investment objectives.

Convertible Securities. The Funds may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Funds will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Advisor, the investment characteristics of the underlying common stock or other equity security will assist the Funds in achieving its investment objectives. The Funds may also elect to hold or trade convertible securities. In selecting convertible securities, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices. Convertible securities are subject to the risks associated generally with fixed income securities.

Zero-Coupon Securities. The Funds may invest in zero-coupon securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest, their price fluctuates more than other types of bonds. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon may cause the Funds to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Unrated Debt Securities. The Funds may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Government Obligations

The Funds may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations. The Funds may invest in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” and Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mae.” Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

Derivatives

Each Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, a Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

The Advisor will not, in general, attempt to hedge all market or other risks inherent in a Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). A Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor may rely on diversification to control such risks to the extent that the Advisor believes it is desirable to do so.

The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the SEC and the Commodity Futures Trading Commission (“CFTC”) to impose comprehensive regulations on the over-the-counter (“OTC”) and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

The Funds will operate under Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), which among other things, governs the use of derivative instruments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. The Derivatives Rule requires investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk (“VaR”) leverage limit, and (ii) adopt and implement a comprehensive written derivatives risk management program. These and other requirements apply unless (a) the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets, or (b) the Fund does not engage in derivatives transactions as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Derivatives Rule may not be effective to limit each Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in each Fund’s derivatives or other investments. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH. Clearnet), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swaps. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices

A Fund may invest in options on securities and stock indices. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option entitles the purchaser, in return for the premium paid, to sell specified securities during the option period. The Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. A Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

In addition to covered call options, a Fund may write uncovered (or “naked”) call options on securities, including shares of exchange-traded funds (“ETFs”), and indices.

Writing Covered Index Call Options. A Fund may sell index call options. A Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. A Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When a Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Fund’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells OTC index call options.

The purchaser of an index call option sold by a Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification of the Fund as a regulated investment company.

Over-the-Counter Options. The Funds may engage in transactions involving OTC options as well as exchange-traded options. Certain additional risks are specific to OTC options. A Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an OTC option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while over-the-counter options may not. Consequently, a Fund may generally be able to realize the value of an over-the-counter option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes an over-the-counter option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Funds will seek to enter into OTC options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that the Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. Unless the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

The SEC has taken the position that purchased OTC options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat OTC options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of OTC options, the Funds will change the treatment of such instruments accordingly.

Stock Index Options. A Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying Index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures

A Fund may use interest rate, foreign currency, index and other futures contracts. A Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. A Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

The Funds invest in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase of a new position) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions). The Advisor, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. As of the date of this SAI, the Funds are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and it is not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund. In the future, if the Fund’s use of futures, options on futures, or swaps requires the Advisor to register as a commodity pool operator with the CFTC with respect to the Fund, the Advisor will do so at that time.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. A Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by a Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.

Swaps

The Funds may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Funds will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.

Total Return Swaps. A Fund may enter into total return swaps for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. The Funds may enter into credit default swaps for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The Funds may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swaps by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swaps have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Funds may also purchase credit default swaps in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Currency Swaps. The Funds may enter into currency swaps for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. The Funds may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. The Funds may enter into options on swaps. An option on a swap, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap or to shorten, extend, cancel or otherwise modify an existing swap, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

OTC Derivatives Transactions

A Fund may enter into OTC derivatives transactions. The Dodd-Frank Act established a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

Asset-Backed Securities

The Funds may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of value of collateral or other assets underlying an asset-based security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may reduce the value of such asset-based security and result in losses to the Fund.

Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. CLOs are types of asset backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Loan Obligations. CLOs are a type of CDO. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to be deemed liquid.

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk) and the risks associated with investing in CDOs, CLOs carry additional risks including that interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Loan Accumulation Facilities. The Funds invest in loan accumulation facilities, which are short to medium term facilities that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of such CLO. Investments in loan accumulation facilities may have risks similar to those applicable to investments in CLOs, including market, credit and leverage risks. In addition, if a planned CLO is not consummated, or the loans held in a loan accumulation facility are not eligible for purchase by the CLO, the Fund may be responsible for either holding or disposing of the loans. This could expose the Fund to credit and/or mark-to-market losses, and other risks.

Private Placements and Restricted Securities

The Funds may invest in private placement and restricted securities. Private placement securities are securities that have been privately placed and are not registered under the Securities Act of 1933, as amended (the “1933 Act”). They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, to accredited investors as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Private placements and other restricted securities may only be sold in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the 1933 Act that have a readily available market usually are not deemed illiquid for purposes of the limitation on investment in illiquid securities by the Fund discussed below under “Illiquid Securities.” However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Investing in private placement and other restricted securities is subject to certain risks. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Each Fund intends to limit the purchase of private placements and other restricted securities, together with other securities considered to be illiquid, to not more than 15% of its net assets.

Structured Investments

The Funds may invest in structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded OTC. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

Strip Securities

The Funds may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Fund.

Floating Rate and Inverse Floating Rate Securities

The Funds may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula.

When-Issued or Delayed-Delivery Securities

The Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. The Funds will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. If, however, the Funds chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, recognize taxable capital gain or loss due to market fluctuation. Also, the Funds may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Palmer Square Ultra-Short Duration Investment Grade Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund’s total assets, less liabilities other than the obligations created by when-issued commitments.

A transaction in when-issued or delayed-delivery securities would be deemed not to involve a senior security (i.e., it will not be considered a derivatives transaction or subject to asset segregation requirements), provided that (i) the Fund intends to physically settle the transaction, and (ii) the transaction will settle within 35 days of its trade date. If such a transaction were considered to be a derivatives transaction it would be subject to the requirements of the Derivatives Rule described in the “Derivatives” section of this SAI.

Loan Participations

The Funds may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or may buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any NRSRO.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. The Fund may make investments in indebtedness and loan participations to achieve capital appreciation, rather than to seek income. The Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”. Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or “earmark” liquid assets, in an amount sufficient to meet such commitments.

The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations”. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

LIBOR Risk

The London Interbank Offered Rate (“LIBOR”) was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the SOFR as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by Treasury securities. There remains uncertainty surrounding the nature of any replacement rates.

The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR; (ii) a reduction in the value of certain instruments or contracts held by a Fund; (iii) reduced effectiveness of related Fund transactions, such as hedging; (iv) additional tax, accounting and regulatory risks; or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or net asset value per share (“NAV”). There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.

OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS

Equity Securities

Common Stock

The Funds may invest in common stock. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as holders of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation, although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, the Fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Warrants and Rights

Each Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be speculative.

Foreign Investments

The Funds may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets. Additionally, the imposition of sanctions, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of a Fund’s foreign investments.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

The Funds may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Funds makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Funds.

Depositary Receipts. The Funds may invest in depositary receipts. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. Investing in ADRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain ADRs that it owns, but investors may or may not be able to deduct their pro rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs may be sponsored by foreign issuers or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

Emerging Markets. The Funds may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards, which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of a Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation, or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Funds or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. The Public Company Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, is unable to inspect audit work and practices in certain countries. If the PCAOB is unable to oversee the operations of accounting firms in such countries, inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact the Fund’s investments in such company. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. It may also be difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts.

Many Chinese companies have created variable interest entities (“VIEs”) as a means to circumvent limits on foreign ownership of equity in Chinese companies. Investments in companies that use a VIE structure may pose additional risks because the investment is made through an intermediary entity that exerts control of the underlying operating business through contractual means rather than equity ownership and, as a result, may limit the rights of an investor. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Funds’ associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

There may also be restrictions on imports from certain countries, such as Russia, and dealings and transactions with certain Russian companies, officials, individuals, and state-sponsored entities. Further, there may be restrictions on investments in companies domiciled in certain countries, such as China and Russia. Such restrictions can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. Any of these factors may adversely affect a Fund’s performance or the Fund’s ability to pursue its investment objective[s].

Foreign Currency Transactions. The Funds may conduct foreign currency transactions on a spot, i.e., cash basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. A Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. dollar value of interest and dividends paid on those securities.

If a Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Funds incur foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Funds to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Funds are obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Short Sales

A Fund may seek to hedge investments or realize additional gains through the use of short sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Advisor believes that the price of a particular security held by a Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Initial Public Offerings

A Fund may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or micro-cap size. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

Investment Company Shares

Each Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and ETFs, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. Each Fund’s investment in other investment companies may include investments in other funds managed by the Advisor. The Advisor will waive its management fees with respect to the portion of the applicable Fund’s assets invested in other funds managed by the Advisor.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire shares of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund shares held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the shares of another investment company. These changes include, in part, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of acquired funds and acquiring funds relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires acquired funds and acquiring funds that are relying on the rule, and which do not have the same investment adviser, to enter into fund of funds investment agreements, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the shares of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of the shares of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any shares of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding shares during any period less than 30 days; and

iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company shares results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the shares of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Closed-End Funds

The Funds may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in a Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Exchange-Traded Funds

The Funds may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit designed to equalize the net asset value of the shares and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the net asset value of the shares being redeemed and the net asset value of the Redemption Securities.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Exchange-Traded Notes (“ETNs”)

The Funds may invest in ETNs. An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

Other Pooled Investment Vehicles

Each Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

To the extent that a Fund invests in pooled investment vehicles, such investments may be deemed illiquid. In addition, each Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees a Fund pays to invest in a pooled investment vehicle may be higher than the fees it would pay if the manager of the pooled investment vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a pooled investment vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

Indexed Securities

The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

Commodity Contracts

The Funds may purchase and sell commodity futures contracts and options; may enter into foreign exchange contracts; may enter into swaps and other financial transactions not requiring the delivery of physical commodities; and may purchase or sell physical commodity contracts or options on such contracts in compliance with applicable commodities laws. Investing in commodities in this manner carries risks. The Funds may also invest in instruments related to commodities, including structured notes, securities of commodities finance and operating companies. A Fund’s exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity. The Fund will only invest in commodities transactions that the Advisor believes can be readily liquidated.

There are additional factors associated with commodity futures contracts which may subject the Fund’s investments in them to greater volatility than investments in traditional securities. In the commodity futures markets there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Short-Term Investments

The Funds may invest in any of the following securities and instruments.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank or savings and loan association for a definite period of time that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. The Fund may only acquire certificates of deposit, bankers’ acceptances, and time deposits issued by commercial banks or savings and loan associations that, at the time of the Fund’s investment, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such obligations are fully insured by the U.S. government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, are limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that a Fund may acquire.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-3” or higher by S&P, “Prime-3” or higher by Moody’s, or similarly rated by another NRSRO or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose the Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Repurchase Agreements

The Funds may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

The Funds may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

Borrowing

The Funds may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and a Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

Rule 22e-4 under the 1940 Act requires, among other things, that each Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. Each Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Advisor as each Fund’s LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of a Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to seek its investment objectives.

A Fund will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor determines that the value of illiquid securities held by a Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and a Fund’s investment restrictions, a Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. Each Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. A Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of a Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Developments in the China Region

After nearly 30 years of unprecedented growth, the People’s Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China’s regional trading partners to suffer, and could cause further disruption to regional and international trade. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Europe—Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the European Union’s resettlement and distribution of refugees, and resolution of the European Union’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

United Kingdom Exit from the EU. On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period left the EU single market and customs union under the terms of a new trade agreement, effective January 1, 2021. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but certain aspects of the relationship remain unresolved and subject to further negotiation and agreement. The effects of Brexit are also being shaped by the trade agreements that the UK negotiates with other countries. Although the longer term political, regulatory, and economic consequences of Brexit are uncertain, Brexit has caused volatility in UK, EU, and global markets. The potential negative effects of Brexit on the UK and EU economies and the broader global economy include, among others, business and trade disruptions, increased volatility and illiquidity, currency fluctuations and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the relationship between the UK and EU continues to be defined and the UK determines which EU laws to replace or replicate.

Russia’s Invasion of Ukraine. Russia has attempted to assert its influence in Eastern Europe in the recent past through economic and military measures, including military incursions into Georgia in 2008 and eastern Ukraine in 2014, heightening geopolitical risk in the region and tensions with the West. On February 24, 2022, Russia initiated a large-scale invasion of Ukraine resulting in the displacement of millions of Ukrainians from their homes, a substantial loss of life, and the widespread destruction of property and infrastructure throughout Ukraine. In response to Russia’s invasion of Ukraine, the governments of the United States, the European Union, the United Kingdom, and many other nations joined together to impose heavy economic sanctions on certain Russian individuals, including its political leaders, as well as Russian corporate and banking entities and other Russian industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia as well as other popular Russian exports, such as diamonds, seafood, and vodka. The EU, the UK and other countries have also placed restrictions on certain oil, energy, and luxury good imports from Russia. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy.

General. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Cybersecurity Risk

Investment companies, such as the Funds, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Funds or the Advisor, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. While the Funds and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Temporary Investments

The Funds may take temporary defensive measures that are inconsistent with a Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. A Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by a Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. Each Fund’s investment objectives are non-fundamental policies and may be changed without shareholder approval.

Each Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities);

4.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs));

5.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of a Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

6.	Purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swaps and other financial transactions not requiring the delivery of physical commodities; and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. With respect to borrowings, in the event that borrowings exceed the one-third limitation, a Fund will, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to the extent necessary to comply with the one-third limitation.

MANAGEMENT OF THE FUNDS

Board of Trustees

The management and affairs of the Funds are overseen by the Board of Trustees. The Board of Trustees consists of three individuals. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

Board Responsibilities

The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Advisor, the Distributor (defined below), and the Administrator (defined below). The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures, and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for managing the risks associated with that business.

Trustees and Officers

There are three members of the Board, none of whom are interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Christopher C. Nelson serves as Chairperson of the Board.

The Board is composed of a majority (more than 50 percent) of Independent Trustees. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust, despite there being no Lead Independent Trustee. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Name, Address, Year of Birth and Position(s) held with Trust	Position(s) Held With Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Christopher C. Nelson (born 1974) Trustee and Chairperson of the Board	Indefinite; Trustee and Chairperson since March 2024	Wealth Advisor, SeaCrest Wealth Management (2018-Present).	3	Palmer Square Capital BDC (December 2019-Present) Palmer Square Opportunistic Income Fund (includes 1 portfolio)
James Neville Jr. (born 1964) Trustee	Indefinite; Since March 2024	Portfolio Manager, Great Plains Principal Trading (January 2012 - present). Proprietary Trader (1987 - 2011).	3	Palmer Square Capital BDC (includes 1 portfolio) Palmer Square Opportunistic Income Fund (includes 1 portfolio)
Megan Webber, CPA (born 1975) Trustee	Indefinite; Since March 2024	Financial Reporting Manager, The Anschutz Corporation (2000 - present). Supervising Audit Senior, KPMG, LLP (1997 - 2000).	3	Palmer Square Capital BDC (includes 1 portfolio) Palmer Square Opportunistic Income Fund (includes 1 portfolio)

The address of each trustee and officer is 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

Additional Information Concerning the Board and the Trustees

The Board of Trustees is comprised of three members, each of whom are Independent Trustees. Christopher C. Nelson serves as Chairperson of the Board. The organization of the Board of Trustees reflects the judgment of the Trustees that it is in the interest of the Funds and its shareholders to have an independent Board. Senior representatives of the Advisor familiar with the day-to-day operations of the Funds are present at Board meetings to provide information to the Trustees. In addition, senior representatives of the Advisor oversee the business of the Funds and communicate with the Trustees as necessary between the meetings. The Trustees believe that the small size of the Board assures significant participation by each Board member. Additionally, the Board carries out certain of its functions through an Audit Committee and a Nominating and Governance Committee. The Audit Committee and the Nominating and Governance Committee are discussed further below.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve; and willingness and ability to commit the time necessary to perform the duties of a Trustee. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Funds:

Mr. Nelson has over 25 years of significant investment management experience, including at several investment management and wealth management firms.

Mr. Neville has substantial experience in investment management, with over 35 years of experience in portfolio management and trading.

Ms. Webber has significant senior executive experience with respect to financial reporting and accounting, including at a privately held company and through service in a senior position at a large independent public accounting firm.

In its periodic self-assessment of the effectiveness of the Board, the Board will consider the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has two standing committees: the Audit Committee and the Nominating and Governance Committee.

The function of the Audit Committee is to review the scope and results of each Fund’s annual audit and any matters bearing on the audit of each Fund’s financial statements and to assist the Board’s oversight of the integrity of each Fund’s pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Megan Webber. The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k)aI205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer. The QLCC meets as needed.

The Nominating and Governance Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board and meets from time to time as needed. The Nominating and Governance Committee will consider nominees properly recommended by a Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the applicable Fund’s Secretary. The Nominating and Governance Committee is comprised of all of the Independent Trustees and is chaired by James Neville Jr.

The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board among other things oversees risk management of each Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures. The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall oversight of the Board, the Advisor and other service providers to the Funds employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ CCO, the Advisor’s management, and other service providers (such as the Funds’ independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Trustee and Management Ownership of Fund Shares

The Funds are required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and of each Fund and on an aggregate basis, all registered investment companies overseen by the Trustee in the same family of investment companies as the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

As of December 31, 2024, the Trustees did not own any shares of the Funds nor any shares in all registered investment companies overseen by the Trustee in the same family of investment companies as the Funds.

As of December 31, 2024, neither the Independent Trustees nor members of their immediate family, owned securities beneficially or of record in the Advisor, the Distributor (as defined below), or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.

Independent Trustee Compensation

Each Trustee who is not an employee of the Advisor receives $7,500 from the Funds quarterly. The table below sets forth the aggregate compensation expected to be paid to each Independent Trustee by the Trust for the fiscal year ended June 30, 2026.

Name of Person/Position	Pension or Retirement Benefits Accrued as Part of Funds Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from Funds and Fund Complex Paid to Trustees(1)
Independent Trustees:
Christopher C. Nelson	—	—	$30,000
James Neville Jr.	—	—	$30,000
Megan Webber	—	—	$30,000

1	As of the date of this SAI, the Acquiring Income Plus Fund and Acquiring Ultra-Short Fund had not yet commenced operations and did not pay any of the amounts shown in this table.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of any class of a Fund’s outstanding equity securities. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of the Funds or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Funds. To the best knowledge of the Trust, shareholders of record owning 5% or more of the outstanding shares of the Funds are set forth below:

As of the date of this SAI, the Funds had not yet commenced operations and no Shares were outstanding.

As of the date of this SAI, the Funds’ officers and trustees as a group owned less than 1% of any class of outstanding Shares.

Investment Adviser

Palmer Square Capital Management LLC, or the Advisor, is a Delaware limited liability company with its principal offices at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205. The Funds have entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Advisor. Christopher D. Long, Founder of Palmer Square, and Angie K. Long, Chief Investment Officer of Palmer Square and a portfolio manager of the Funds, have a controlling interest in the Advisor.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Advisor provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and oversight of the Board. Under the Advisory Agreement, the Advisor is also responsible for arranging transfer agency, custody, fund administration and accounting, and other related services necessary for the Funds to operate. The Advisor administers each Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, the investment adviser is paid from the Income Plus Fund or Ultra-Short Fund, as applicable, a management fee, which is paid monthly, at the annual rate of 0.49% of the average daily net assets of the Income Plus Fund and at the annual rate of 0.25% of the average daily net assets of the Ultra-Short Fund.

After an initial period of two years, the Advisory Agreement with respect to the Funds is renewable from year to year so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), of a majority of those Trustees who are not “interested persons” of the Advisor or the Trust; or (2) by the majority vote of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Advisor.

The Investment Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Funds in connection with the Investment Advisory Agreement, except for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Advisor of its duties under the Advisory Agreement. The Acquiring Funds had not yet commenced operations as of the date of the SAI and has not yet paid any advisory fees. The Target Funds paid the following in advisory fees to the Advisor during the last three fiscal periods ended June 30 for which financial statements are published:

	Advisory Fees Accrued	Advisory Fees (Waived)/Recouped	Advisory Fee Retained
Target Income Plus Fund
For the fiscal year ended June 30, 2024	$4,211,016	$0	$4,211,016
For the fiscal year ended June 30, 2023	$4,569,855	$0	$4,569,855
For the fiscal year ended June 30, 2022	$4,716,450	$0	$4,716,450
Target Ultra-Short Fund
For the fiscal year ended June 30, 2024	$198,198	$(67,647)	$130,551
For the fiscal year ended June 30, 2023	$155,020	$(112,254)	$42,766
For the fiscal year ended June 30, 2022	$146,806	$(134,708)	$12,098

Portfolio Managers

The Funds are jointly managed by Angie K. Long, Christopher D. Long and Jon R. Brager.

Other Accounts Managed by the Portfolio Managers. As of April 30, 2025, information on other accounts managed by the Funds’ portfolio managers is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Angie K. Long, CFA	[•]	[•]	[•]	[•]	[•]	[•]
Christopher D. Long	[•]	[•]	[•]	[•]	[•]	[•]
Jon R. Brager, CFA	[•]	[•]	[•]	[•]	[•]	[•]

Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Angie K. Long, CFA	[•]	[•]	[•]	[•]	[•]	[•]
Christopher D. Long	[•]	[•]	[•]	[•]	[•]	[•]
Jon R. Brager, CFA	[•]	[•]	[•]	[•]	[•]	[•]

Compensation of Portfolio Managers. The portfolio managers receive a fixed base salary and a discretionary bonus. Each portfolio manager is an equity owner of the Advisor and shares in the Advisor’s profits. The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

Material Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments, it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

The goal of the Advisor is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Advisor have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.

Ownership of the Fund by the Portfolio Managers. As of April 30, 2025, the portfolio managers own equity securities of the Target Funds as follows.

Dollar Range of Securities in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Name of Portfolio Manager	Palmer Square Income Plus Fund	Palmer Square Ultra-Short Duration Investment Grade Fund
Angie K. Long, CFA	Over $1,000,000	None
Christopher D. Long	None	None
Jon R. Brager, CFA	None	None

Service Providers

ADMINISTRATOR AND CUSTODIAN

JPMorgan Chase Bank, N.A. serves as administrator to the Funds (“Administrator”). The Administrator provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Funds; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds or its series, except for losses resulting from the Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for the services it provides, the Administrator receives a fee based on each Fund’s average daily net assets, subject to a minimum annual fee. The Administrator is also entitled to certain out-of-pocket expenses for the services mentioned above.

TRANSFER AGENT

UMB Fund Services, Inc., located at 235 West Galena Street Milwaukee, Wisconsin 53212, serves as each Fund’s transfer agent (“Transfer Agent”).

Pursuant to the Transfer Agency Agreement, the Transfer Agent provides the Trust with transfer agent services, tax accounting services and furnishing financial reports. The Transfer Agent will also serve as each Fund’s dividend paying agent. As compensation for the transfer agent services, the Advisor pays Transfer Agent a fee based on each Fund’s average daily net assets, subject to a minimum annual fee. The Transfer Agent is also entitled to reimbursement for certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

CUSTODIAN

Pursuant to a Custody Agreement, JPMorgan Chase Bank, N.A., located at 383 Madison Avenue, New York, NY 10017, serves as the custodian (the “Custodian”) of each Fund’s assets. The Custodian holds and administers the assets in each Fund’s portfolios. Pursuant to the Custody Agreement, the Custodian receives an annual fee based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian is also entitled to reimbursement for certain out-of-pocket expenses.

LEGAL COUNSEL

Vedder Price, PC, located at 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, serves as legal counsel for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, serves as each Fund’s independent registered public accounting firm. Its services include auditing the Funds’ financial statements and the performance of related tax services.

Portfolio Holdings Disclosure Policies and Procedures

The Board has adopted a policy regarding the disclosure of information about each Fund’s security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DISTRIBUTION OF FUND SHARES

The Trust and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Funds and distributes Shares on a best efforts basis. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, ME 04101.

Under a Distribution Agreement with the Trust (the “Distribution Agreement”), the Distributor will act as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a commercially reasonable efforts basis. The Distributor has no obligation to sell any specific quantity of Funds shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by a vote of the shareholders of the Fund or (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on at least 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on at least 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

SHAREHOLDER SERVICE PLAN

The Board has adopted, on behalf of each Fund, a Shareholder Service Plan (the “Service Plan”) under which the Advisor will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Advisor may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. Each Fund will pay the Advisor or Service Organizations, as applicable, at an annual rate of up to 0.15% of the Fund’s average daily net assets, payable monthly. The amount paid by the Fund to any Service Organization may be expressed in terms of a dollar amount per shareholder account in the Fund held by clients of the Service Organization, and/or in terms of percentage of the net assets of such accounts.

The Acquiring Funds had not yet commenced operations as of the date of the SAI and have not yet paid any shareholder service fees.

PORTFOLIO TRANSACTIONS and brokerage

Pursuant to the Investment Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute each Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Investment Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.

While it is each Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Funds or to the Advisor, even if the specific services are not directly useful to the Funds and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Funds.

Investment decisions for the Funds are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of the Funds and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers.

Holdings of Securities of the Fund’s Regular Brokers or Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. The Acquiring Funds had not yet commenced operations as of the date of the SAI and has not yet held any securities of its regular brokers and dealers.

PORTFOLIO TURNOVER

Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains (taxed at ordinary federal income tax rates that for individuals are currently as high as 37%) or long-term capital gains (generally taxed to individuals at federal income tax rates that are currently as high as 20%). To the extent that the Funds experience an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Funds could be negatively impacted by the increased expenses incurred and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

The Acquiring Funds had not yet commenced operations as of the date of the SAI and has not yet had any portfolio turnover.

CODE OF ETHICS

The Trust and the Advisor each have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

PROXY VOTING PROCEDURES

The Trust has adopted Proxy Voting Policies and Procedures (“Trust Proxy Policies”) on behalf of the Funds, which delegate the responsibility for voting each Fund’s proxies to the Advisor, subject to the Board’s oversight. The Trust Proxy Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds. The Trust Proxy Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor Proxy Policies”) and a record of each proxy voted by the Advisor on behalf of the Funds, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. The Advisor Proxy Policies are intended to serve as a guideline and to further the economic value of each security held by the Funds.

If a proxy proposal raises a material conflict between the Advisor’s interests and a Fund’s interests, the Advisor will resolve the conflict by following the Advisor’s policy guidelines or the recommendation of an independent third party.

The Funds are required to annually file Form N-PX, which lists each Fund’s complete proxy voting record for the 12-month period ended June 30th each year. Once filed, a Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-800-736-1145 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control, and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to the Funds, Advisor, and other internal parties involved in the administration, operation or custody of the Funds, including, but not limited to JP Morgan Chase Bank, N.A., the Board of Trustees, counsel to the Trust, Vedder Price, counsel to the Independent Trustees, the Funds’ independent registered public accounting firm, Tait Weller (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Funds’ portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Funds’ shareholders. The Funds and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Advisor, or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Funds. The Fund’s Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Funds’ public website at www.palmersquarefunds.com or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of the Funds may make publicly available its portfolio holdings as of the most recent calendar quarter on the Funds’ public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Funds or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Funds’ Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Funds (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Funds, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc. if the Funds have a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Funds or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Funds’ non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. A Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, a Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Advisor and its affiliates may provide investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings As of the date of this SAI, the Trust or one of the Funds has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) Palmer Square Capital Management LLC (the Advisor) and JP Morgan Chase Bank, N.A. (the Trust’s Administrator and Custodian) pursuant to investment advisory, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no lag time); (ii) Tait Weller (independent registered public accounting firm), Vedder Price (attorneys) to which the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; (iii) Practical Computer Application to which JP Morgan Chase Bank, N.A. provides the Trust’s portfolio holdings information on a daily basis for programming and database hosting services in connection with JP Morgan Chase Bank, N.A.’s administrative services to the Trust; (iv) Donnelley Financial Solutions to which the Trust provides portfolio holdings information on a monthly basis in connection with the filing of Form N-PORT; (v) FilePoint to which JP Morgan Chase Bank, N.A. provides the Fund’s portfolio holdings on a monthly basis in connection with filings of Form N-PORT (vi) State Street which assists each Fund with classifying its holdings pursuant to its liquidity risk management program and the Fund’s portfolio holdings information is provided monthly on a one- to ten-day time lag; (vii) Morningstar, Inc., Lipper Inc., Refinitiv, Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-PORT (for the first and third fiscal quarters) or Form N-CSR (for the second and fourth fiscal quarters), as applicable; and (viii) Gainskeeper, Inc. and its affiliates, pursuant to an administrative agency agreement under which the Trust provides each Fund’s portfolio tax lot holdings and transaction level data information on a daily basis.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus. Shares of the Funds are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Funds, you must invest the initial minimum investment for the relevant class of shares. However, each Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Funds.

Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of a Fund within a calendar year). Furthermore, the Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of a Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Funds may postpone payment of the redemption proceeds up to 15 days while the Funds waits for the check to clear.

Redemptions In-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Funds do not intend to hold any significant percentage of its portfolio in illiquid securities, although a Fund, like virtually all mutual funds, may from time to time hold securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

DETERMINATION OF NET ASSET VALUE

NAV per Share for the Funds is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating each Fund’s NAV per Share, each Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (1) obtained from an exchange, a pricing service, or a major market maker (or dealer), (2) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (3) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Funds may use various pricing services, or discontinue the use of any pricing service, as approved by the Valuation Designee from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “Purchase of Shares” and “Federal Income Tax Matters Associated with an Investment in the Acquiring Funds.”

General Policies. The Funds intend to pay out net investment income quarterly, and net realized capital gains to their shareholders, if any, at least annually, but they may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

The Funds makes additional distributions to the extent necessary (1) to distribute the entire annual taxable income of the Funds, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve each Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Funds at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal income tax considerations affecting each Fund and its U.S. holders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. The discussion set forth herein does not constitute tax advice. The IRS could disagree with any conclusions set forth in this section. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in a Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of a Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Code, or Non-U.S. holders (except as otherwise specifically provided below). Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes each Fund’s shares are held by U.S. holders and that such shares are held as capital assets.

A “U.S. holder” is a beneficial owner of the shares of a Fund that is for U.S. federal income tax purposes:

· a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

· a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

· an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

· a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons (as such term is defined under the Code) have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

A “Non-U.S. holder” is a beneficial owner of shares of a Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of a Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Each Fund is treated as a separate entity from each other and each other series of the Trust for federal income tax purposes. Each Fund intends to elect to be, and intends to qualify each year for treatment as, a regulated investment company under Subchapter M of the Code (“regulated investment company”) by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships,” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. Each Fund will be subject to income tax at the applicable corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to U.S. holders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of U.S. holders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate U.S. holders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to distribute out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

U.S. holders generally will be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to U.S. holders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate U.S. holders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs (as defined below) are not qualified foreign corporations for this purpose.

Dividends paid by a Fund may qualify in part for the dividends received deduction available to corporate U.S. holders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends received deduction may be reduced or eliminated if, among other things, (i) the U.S. holder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a U.S. holder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. A Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend of a Fund as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

Distributions of net capital gain, if any, that a Fund reports as capital gain dividends will be taxable to non-corporate U.S. holders as long-term capital gain without regard to how long a U.S. holder has held shares of the Fund. A Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, a Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the U.S. holder’s basis in his, her or its Fund shares. A distribution treated as a return of capital will reduce the U.S. holder’s basis in his, her or its Fund shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the U.S. holder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the U.S. holder holds his, her or its shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a U.S. holder who is an individual for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of U.S. holders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a U.S. holder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

A Fund’s transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends-received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss.

These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Funds will monitor these transactions and will make the appropriate entries in its books and records, and if a Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are generally taxable to U.S. holders as ordinary income while distributions of net long-term capital gain are taxable to U.S. holders as long-term capital gain, regardless of how long the U.S. holder has held shares of the Fund.

A Fund’s entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, a Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as a Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to “pass through” to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to a Fund’s shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her/its proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her/its proportionate share of such foreign taxes in computing his/her/its taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

U.S. holders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individual U.S. holders in computing their alternative minimum tax liability.

If a Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains a Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the applicable Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a Fund does make the election, it will provide required tax information to shareholders. The Funds generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Funds may purchase the securities of certain foreign entities treated as passive foreign investment companies (“PFICs”) for federal income tax purposes. PFICs may be the only or primary means by which the Funds may invest in some countries. If a Fund invests in equity securities of PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such securities even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the electing Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on a Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. Each Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

If a sufficient percentage of the equity interests in a foreign issuer that is treated as a corporation for U.S. federal income tax purposes are held by a Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. Each Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

Each Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to U.S. holders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, U.S. holders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by a Fund to Non-U.S. holders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a Non-U.S. holder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a Non-U.S. holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with such Non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Non-U.S. holder were a U.S. holder. A corporate Non-U.S. holder receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a Non-U.S. holder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to a Fund’s dividends payable to such entities. A Non-U.S. holder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that such Non-U.S. holder and the applicable foreign government comply with the terms of such agreement.

Shareholders and prospective shareholders of the Funds should consult their own tax advisors concerning the effect of owning shares of a Fund in light of their particular tax situations.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Target Funds’ Form N-CSR, for the fiscal year ended June 30, 2024 (the “Form N-CSR”), are incorporated by reference into this SAI. In addition, the unaudited financial statements and notes thereto in the Target Funds’ Form N-CSRS, for the fiscal period ended December 31, 2024 (the “Form N-CSRS”), are incorporated by reference into this SAI. The financial statements include the “Schedule of Investments,” “Statement of Assets and Liabilities,” “Statement of Operations,” “Statements of Changes in Net Assets,” “Financial Highlights” and “Notes to Financial Statements.” No other parts of the Form N-CSR or Form N-CSRS are incorporated by reference herein. The financial statements included in the Form N-CSR have been audited by Tait, Weller & Baker LLP, each Target Fund’s independent registered public accounting firm, whose reports thereon also appear in the Form N-CSR and are incorporated by reference into this SAI. A copy of the Form N-CSR and Form N-CSRS may be obtained upon request and without charge by writing or by calling the Advisor, at the address and telephone number on the back cover of the Joint Proxy Statement/Prospectus. If the Reorganization is approved, each Fund will adopt the financial statements and performance history of the corresponding Target Fund, with each Target Fund being the accounting survivor of the Reorganization.

Comparative fee tables showing the various fees and expenses of investing in shares of the Target Funds and the fees and expenses of the Funds on a pro forma basis after giving effect of the Reorganizations is included under the heading “Synopsis—Comparison of Fees and Expenses” in the Joint Proxy Statement/Prospectus.

Because each Target Fund is being combined with an Acquiring Fund that is a newly-created series of the Acquiring Trust that does not have any assets or liabilities, neither Reorganization will result in a material change to a Target Fund’s investment portfolio due to the investment restrictions of an Acquiring Fund. Accordingly, no schedule of investments for either Target Fund modified to reflect such change is included.

There are no material differences in the accounting policies of the Target Funds as compared to those of the Acquiring Funds.

APPENDIX A

Standard & Poor’s Corporation

DESCRIPTION OF CREDIT RATINGS

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A	Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

A-1

B	Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC	Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C	The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r	The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre- default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

A-2

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

*Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB	As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

A-3

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuer.

Aa	Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Ba	Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (---) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)	When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

A-4

MIG 3/VMIG 3	This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

•	Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on Fund employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated “aaa” are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	Preferred stocks which are rated “aa” are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Preferred stocks which are rated “a” are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Preferred stocks which are rated “baa” are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Preferred stocks which are rated “ba” are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

A-5

PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Article VII, Section 1 of the Amended and Restated Agreement and Declaration of Trust of Palmer Square Funds Trust (the “Trust”) provides that Agents shall not be liable to the Trust and to any Shareholder except for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, for such Agent’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent and for nothing else. An Agent is defined as any person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise. The Section further provides that each Trustee, officer and employee of the Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Principal Underwriter, any other Agent, selected dealers, accountants, appraisers or other experts or consultants regardless of whether such counsel or expert may also be a Trustee, as to matters the Trustee, officer or employee of the Trust reasonably believes are within such Person’s professional or expert competence. The Section also provides, to the fullest extent that limitations on the liability of Agents are permitted by the Delaware Statutory Trust Act, Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any Investment Adviser or Principal Underwriter of the Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement, incorporated herein by reference or to be filed by pre-effective amendment.

(1)	(a)	Certificate of Trust of Palmer Square Funds Trust (the “Registrant”) dated March 5, 2024(1)

(b)	Amended and Restated Agreement and Declaration of Trust of the Registrant dated August 27, 2024(3)

(b)	Amended and Restated Agreement and Declaration of Trust of the Registrant dated September 10, 2024(4)

(2)	Registrant’s By-Laws dated March 25, 2024(2)

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to the Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(5)	Not applicable

(6)	(a)	Form of Investment Advisory Agreement between the Registrant and Palmer Square Capital Management LLC – ETFs(3)

(b)	Form of Mutual Fund Investment Advisory Agreement(**)

(7)	Form of ETF Distribution Agreement(3)

(8)	Not applicable

(9)	Form of Custody Agreement(**)

(10)	(a)	12b-1 Plan for Mutual Funds(**)

(b)	Rule 18f-3 Plan(**)

(11)	Opinion and Consent of Vedder Price P.C. regarding the issuance of shares(**)

(12)	Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed regarding the Reorganization in the Proxy Statement/Prospectus(**)

(13)	Form of ETF Fund Services Agreement(3)

(14)	(a)	Consent of Independent Registered Public Accounting firm of the Acquiring Fund(**)

(b)	Consent of Independent Registered Public Accounting firm of the Target Fund(*)

(15)	Not applicable

(16)	Powers of Attorney(2)

(17)	Form of Proxy Card(*)

(1)	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on March 6, 2024.

(2)	Incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on May 30, 2024.

(3)	Incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on August 28, 2024.

(4)	Incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed on September 11, 2024.

(*) Filed herewith.

(**) To be filed by amendment.

ITEM 17: UNDERTAKINGS

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed Reorganization delivered at the closing of the Reorganization as required by Item 16(12) of Form N-14.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the city of Mission Woods and state of Kansas, on the 11th day of July, 2025.

PALMER SQUARE FUNDS TRUST

By:	/s/ Jeffrey D. Fox
Principal Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated:

Signature	Title	Date

/s/ Jeffrey D. Fox	Principal Executive Officer	July 11, 2025
Jeffrey D. Fox

/s/ Courtney Gengler	Principal Financial Officer	July 11, 2025
Courtney Gengler

*	Trustee	July 11, 2025
Christopher C. Nelson

*	Trustee	July 11, 2025
James Neville Jr.

*	Trustee	July 11, 2025
Megan Webber

/s/ Scott Betz	Attorney-In-Fact	July 11, 2025
Scott Betz

*	An original power of attorney authorizing Scott Betz to execute this registration statement, and amendments thereto, for each of the persons on whose behalf this registration statement is incorporated by reference.

EXHIBIT INDEX

(14)(b)	Consent of Independent Registered Public Accounting firm of the Target Fund

(17)	Form of Proxy Card